UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
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the Securities Exchange Act of 1934
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WILEY

NOTICE OF 2026

Annual Meeting of Shareholders and Proxy Statement

FY26 PROXY STATEMENT	i
A message from our President and Chief Executive Officer
To our Valued Shareholders,
Three years ago, we laid out a plan to build a stronger, more profitable Wiley: sharpen our cost base, reinvest in our highest-return growth opportunities, and position the company to lead through a period of extraordinary technological change. Fiscal 2026 was the clearest proof yet that the plan is working, capped by a series of decisive moves —
market-defining AI partnerships, new leadership in Research and AI, and our largest acquisition since 2007.
Everything we do is built around two reinforcing growth engines. Research is our foundational engine — decades of scale, relationships and proprietary content that drive market share in the academic disciplines on which the world depends. And it has proven itself to be durable: Revenue growth accelerated from 3% last year to 4% in fiscal 2026, with our trajectory now pointing to mid-single digits next year. AI and Data Analytics is our emerging growth engine, layering intelligence and data services over that same trusted content to help corporate R&D teams and academic researchers make better, faster decisions. The relationship between the two is the core of our strategy and the Wiley flywheel: Research Publishing generates the trusted content and data that fuels AI and Data Analytics growth that, in turn, delivers the intelligence and productivity that accelerates Research. In fiscal 2026, you could see that flywheel turning and gaining speed.
Our foundational engine had a strong year: Article submissions grew 25% and output 11%, both well ahead of industry; our Advanced portfolio, now more than 25 journals, grew revenue to $70 million at strong double-digit rates.
Our reputation as partner of choice keeps compounding, from winning major new societies to renewing decades-long partnerships. After the fiscal year closed, we deepened this engine further with the acquisition of Emerald Publishing, extending our content advantage into economics, business and finance, and adding a high-margin, highly recurring revenue stream. Our emerging AI engine is scaling quickly. AI-related revenue within Research and Learning grew from $23 million in fiscal 2024 to $49 million this year, contributing to both segments’ performance, and recurring AI revenue grew from $1 million to $8 million. We now count 19 corporate customers for AI subscription knowledge feeds, including seven of the world’s top 10 pharmaceutical companies, and we’re uncovering hidden gems inside our clinical outcomes assessments portfolio which grew 68% to $11 million in revenue, as clinical trials increasingly require this specialized data. New partnerships with Anthropic, AWS, IQVIA, Open Evidence, and Microsoft have made Wiley a central player in the AI and life sciences ecosystem.
Our financial discipline underpins all of this. Over just the past two years, we have expanded our Adjusted EBITDA margin by 340 basis points and our Adjusted Operating Margin by 560 basis points — both now at all-time highs. We grew Free Cash Flow by 55% to $195 million, reduced corporate expenses by 15% for the year, and cut our net debt ratio to 1.4x. Reflecting our growing confidence, we returned $174 million to shareholders — including a record $100 million of share repurchases — while raising our dividend for the 32nd consecutive year, proving for a fundamentally stronger, leaner and faster Wiley than the one we described three years ago. And it is built to keep compounding. We enter fiscal 2027 with real momentum: Research accelerating, AI compounding, margins expanding, and capital being deployed with discipline. I am grateful every day for our colleagues around the world, whose relentless drive and execution made this a defining year, and for our Board, whose guidance continues to sharpen our path forward.
With all of this in mind, we are pleased to invite you to attend the 2026
Annual Meeting of Shareholders, to be held on Thursday, September 24,
2026, at 8:00 am EDT. Details for accessing the webcast are in the Notice of Meeting included in this Proxy Statement.
Thank you for your continued confidence in Wiley. We’re not slowing down, we’re just getting started.
Matthew S. Kissner
PRESIDENT AND CEO

ii	FY26 PROXY STATEMENT

A message from our Board Chair
Dear Fellow Shareholders,
Since our founding in 1807, Wiley has navigated every wave of technological and societal change, from the industrial revolution, through the rise of the digital age, and now the emergence of a new era led by the rapid development of artificial intelligence. Through each of these stages, our role remains constant: to provide trusted, must-have knowledge that enables people to understand and make sense of the world around them and act on that knowledge with confidence. In a time when humanity is increasingly flooded with content and weighed down by unverified and often unreliable information and data, this role has never mattered more. Wiley is home to two centuries of knowledge, providing access to more than 9 million scholarly articles and tens of thousands of books and reference works, authored by millions of researchers and professionals worldwide, recognized experts and thought leaders, including hundreds of Nobel laureates. This growing foundation of credible wisdom and data is increasingly something the world needs given the unprecedented speed of development of AI.
Fiscal 2026 was a meaningful year marking key milestones on our journey. Under Matt Kissner and his team's leadership, Wiley delivered financial gains and made decisive moves that will define our next chapter, from transformative AI partnerships to our acquisition of
Emerald Publishing. As we look toward our 220th year in 2027, we do so as a very fast-evolving company — leaner, more agile and innovative, building on new momentum, yet animated by the same knowledge mission that has carried us for generations and will continue in this new era.
None of this happens without our people and values. Wiley's culture and purpose-driven colleagues remain our greatest assets, and this year we saw the results of their hard work — deepening partnerships with the world's leading research societies, embracing responsible AI, and being recognized as one of the world's most impactful companies. I want to thank Matt, the broader leadership team, and every Wiley colleague around the world for the discipline and dedication that made this a defining year. I also want to thank our authors and partners, who together with our team, keep knowledge advancing globally.
I also want to recognize our esteemed board director, Mari Baker, who will not stand for reelection to the Board at this year's Annual Meeting, concluding more than 15 years of dedicated service to Wiley. Mari's contributions have left a lasting mark on our Board and the Company.
We are deeply grateful for her steadfast commitment to our mission, people, and Wiley's long-term success.
We enter fiscal 2027 with excitement and confidence. Leveraging our core competencies while transforming, the opportunities ahead are as significant as any Wiley has pursued in our history. Our Board is committed to taking a leadership position in this new era.
— 111 River Street Hoboken, New Jersey, 07030-5774, U.S.A. T +1 201 748 6000 www.wiley.com

Best wishes, Jesse C. Wiley CHAIR, WILEY BOARD OF DIRECTORS

FY26 PROXY STATEMENT	iii

Notice of 2026 Annual Meeting of Shareholders

Meeting Information	Items to be Voted Upon
Internet Thursday, September 24, 2026	1	Election of 9 Director Nominees
	2
Ratification of the appointment by the Board of Directors of
PricewaterhouseCoopers LLP as the Company’s independent
public accountants for the fiscal year ending April 30, 2027
(Ratification Proposal)

Time 8:00 A.M. EDT
	3	Approve, on an advisory basis, the compensation of our named executive officers (Say-On-Pay Proposal)
Location Online at www.virtualshareholder meeting.com/WLY2026

Who may vote
Shareholders of record at the close of business on July 31, 2026, will be entitled to notice of, and to vote at, the 2026 Annual Meeting of Shareholders (the “Annual Meeting”).
Attending the Virtual Meeting
The Annual Meeting will be a virtual meeting of shareholders. During the virtual Annual Meeting, you may ask questions and you will be able to vote your shares electronically. Your vote is very important.
Whether or not you plan to attend the Annual Meeting, please promptly vote by telephone or over the
Internet, or by completing, signing, dating, and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting.
Even if you execute this proxy, vote by telephone, or vote via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Corporate Secretary of the
Company, by executing and delivering a later-dated proxy (either in writing, by telephone, or via the
Internet), or by voting online at the Annual Meeting.
The official Notice of Meeting, Proxy Statement, and separate forms of proxy for Class A and Class B shareholders are included. The matters listed in the Notice of Meeting are described in this Proxy
Statement.
By Order of the Board of Directors,
/s Deirdre P. Silver
Executive Vice President, General Counsel and Corporate Secretary
Hoboken, New Jersey
August 13, 2026

iv	FY26 PROXY STATEMENT

FY26 PROXY STATEMENT	1
About Wiley in Fiscal Year 2026

Wiley is a global leader in authoritative content and research intelligence for the advancement of scientific discovery, innovation, and learning.
With more than 200 years at the center of the scholarly ecosystem, Wiley combines trusted publishing heritage with AI-powered platforms to transform how knowledge is discovered, accessed, and applied. From individual researchers and students to
Fortune 500 R&D teams, Wiley enables the transformation of scientific breakthroughs into real-world impact. From knowledge to impact—Wiley is redefining what's possible in science and learning.

$1.68B in Revenue	$195M Free Cash Flow	26.2% Adjusted EBITDA Margin

$100 million shares repurchased in FY2026	32 consecutive years of dividend increases	4,500+ colleagues in 23 countries and more than 40 locations around the globe

Research	Learning

Research Publishing: Peer reviewed journal
publishing in scientific, technical, medical, and
scholarly domains.
Research Solutions: Journal publishing
technology platform and support services for
societies and publishers; databases,
advertising, and recruiting platforms for
corporations.

Academic: STEM learning platforms for higher
education students; advanced STEM and social
science content for academic and professional
learners.
Professional: Business, finance, and technology
content for professionals; team assessment and
development services to enhance workplace
performance.

Leading position in specific areas of
Healthcare, Chemistry, Materials Science, Food
Science, and Economics and Finance
Nearly 2,500* journals across all disciplines
Over 1.5 million article submissions
15M+ Academic and professional books sold annually Leading position in business/finance and technology disciplines

* Includes nearly 500 journal brands as a result of the Emerald acquisition in June 2026 after fiscal year 2026 ended.

2	FY26 PROXY STATEMENT
2026 Performance and Accomplishments
In Fiscal Year (“FY”) 2026 (“fiscal 2026” or “FY26”), Wiley drove growth in Research and Artificial
Intelligence (“AI”) revenue while delivering significant margin expansion and a strong double-digit increase in Free Cash Flow. In Research, the Company saw strong publishing demand, including record article submissions and output. Wiley extended its reach in the corporate AI and data market through strategic partnerships with IQVIA and OpenEvidence, additional Large Language Model (“LLM”) customers and agreements for AI model training, and expansion of our customer base for subscription knowledge feeds spanning multiple industry verticals. Wiley also advanced its AI licensing service on behalf of other publishers. In Learning, Wiley saw lower AI revenue for training and market-related headwinds in
Academic and Professional, and responded by reorganizing its editorial focus and accelerating its shift to digital products and AI licensing opportunities. Overall, Wiley saw a 23% increase in AI Licensing Revenue
Growth within Research and Learning.
On capital allocation, Wiley allocated $174 million to dividends and share repurchases including a record
$100 million for repurchases. Net debt to EBITDA improved to 1.4x from 1.8x in the prior year, prior to the
Emerald acquisition.
After the year ended, Wiley acquired Emerald Publishing to expand scale in Research and deepen its proprietary content advantage across the AI-driven knowledge economy.
Key Fiscal 2026 Metrics

+5%	+15%	+260 basis points	+55%
Research Growth	Adjusted EPS to $4.19	Adjusted Operating Margin expansion	Free Cash Flow Growth

Fiscal 2026 Highlights

GAAP FY 2026 saw full year reported revenue of
$1,677 million vs. $1,678 million in FY 2025.  GAAP
net income was $222 million vs. $84 million,
reflecting improved profitability. Diluted Earnings
Per Share ("EPS") of $4.16 compared favorably to
$1.53 in FY 2025.

Non-GAAP* Adjusted Revenue at constant
currency was approximately flat, as growth in
Research (+4%) was offset by market-related
softness in Learning (-7%). Adjusted Operating
Income, Adjusted EBITDA, and Adjusted EPS was
up 18%, 10%, and 15%, respectively, driven by cost
savings and disciplined expense management.

*Non-GAAP Adjusted measures exclude the impact of restructuring charges and credits and certain other items, and the impact of divestitures and acquisitions.
For reconciliations of the non-GAAP financial measures discussed herein to their most directly comparable
GAAP financial measures, see our Annual Report on Form 10-K for the fiscal year ended April 30, 2026, filed with the Securities and Exchange Commission ("SEC") on June 24, 2026, under Part II, Item 7,
“Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the section
“Consolidated Results of Operations,” which reconciliations are incorporated herein by reference.

FY26 PROXY STATEMENT	3

Proxy Statement Summary

Matters to be voted on at our 2026
Annual Meeting of Shareholders
Shareholders of John Wiley & Sons, Inc. ("the Company" or "Wiley") will be asked to vote on the following matters at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to promptly submit your proxy with your voting  instructions. You may do this over the Internet, as well as by telephone or mail.
This summary highlights certain information contained in this Proxy Statement. You should read the entire Proxy Statement carefully before you vote.

Proposal	Description	Board’s Recommendation	Page

1	Election of 9 Director Nominees	FOR each Nominee	9
2	Ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending April 30, 2027 (Ratification Proposal)	FOR	49
3	Approve, on an advisory basis, the compensation of our named executive officers (Say-On-Pay Proposal)	FOR	51
Ways to Vote
Your vote is important
Please vote as promptly as possible by using any of the following methods, as applicable:

Internet	Scan	Phone	Mail
Locate the 16-digit control number included in your proxy card, voting instruction form or notice in order to access the website indicated.	Your proxy card, voting instruction form or notice may also include a QR code for voting by your mobile phone.
You may submit your proxy
by touch-tone telephone by
dialing the number indicated
on your proxy card or voting
instruction form. You will need
the 16-digit control number
shown on your proxy card or
voting instruction form.
Mark, sign and date your proxy card or voting instruction form and return it in the postage-paid envelope provided.

4	FY26 PROXY STATEMENT
Our Corporate Governance Practices
Wiley is committed to strong corporate governance practices that serve the best interests of our shareholders and other key stakeholders. A majority independent Board, fully independent standing
Committees, and robust oversight policies provide the foundation for strategic and operational accountability. The Board actively oversees strategy, executive succession, risk, financial controls, compliance, culture, and corporate impact and sustainability, and regularly evaluates its own performance.
Our Key Governance Practices

Independence
•Other than the Chair/CEO, all directors are independent
•100% independent Audit, Compensation and Governance Committees
•Regular executive sessions of non-management directors, of independent directors chaired by independent chairs
•Director access to internal and external expert advisors
•Separate Board Chair and CEO roles
•Annual election of all Board directors
•Appropriate director compensation aligned with shareholder interests

Best Practices
•Comprehensive Board succession outlook and planning process
•Focus and commitment to actively seek out highly qualified candidates, including women and candidates with varied backgrounds, skills and experiences, to include in the pool from which Board nominees are chosen
•Annual Board and Committee self-evaluations; periodic individual director evaluations
•Continual review of Board composition, considering skills, experience and attributes of existing directors, individually and as a group
•Regular Board refreshment; balanced tenure mix
•Comprehensive director orientation and ongoing director education program

Risk Management
•Active Board and committee oversight of strategy, risk management, Environmental,
Social & Governance ("ESG"), and human capital
•Board oversight of cybersecurity risks, policies, controls and procedures
•Prohibit pledging, hedging, short sales, and derivative transactions of Company stock
•Stringent clawback policy
•No related party transactions

Accountability
•Global Code of Conduct; annual certification for all directors and colleagues
•Strong director meeting attendance
•Monitoring of outside board service
•Comprehensive senior management succession planning
•Rigorous stock ownership requirements
•ECDC oversight of talent development, inclusion and belonging, and corporate culture
•Periodic review of emergency and non-emergency CEO succession

FY26 PROXY STATEMENT	5
Director Nominee Highlights
Our Board regularly evaluates desired attributes in light of the Company’s strategy and evolving needs.
We believe our directors bring a diverse and well-rounded range of attributes, viewpoints and experiences, and represent an effective mix of deep company knowledge and fresh perspectives.

Name and Title	Director Since	Independent	Age

Matthew S. Kissner President & Chief Executive Officer John Wiley & Sons, Inc.	2023		72
Jesse C. Wiley Board Chair John Wiley & Sons, Inc.	2012		56
Katya D. Andresen Chief Digital and Analytics Officer The Cigna Group	2025		58
David C. Dobson Chief Executive Officer and Chairman Epiq Global	2017		64
Brian O. Hemphill President Old Dominion University	2022		56
Karen N. Madden Sr. Vice President and Chief Technology Officer MilliporeSigma	2025		57
Raymond W. McDaniel, Jr. Former Non-Executive Chairman, President and Chief Executive Officer Moody’s Corporation	2005		68
William J. Pesce Retired President and Chief Executive Officer John Wiley & Sons, Inc.	1998		75
Inder M. Singh Chief Financial Officer and Chief Operating Officer IonQ Quantum	2021		67
*Mr. Kissner served as a director from 2003 through 2019. He was appointed as a director again in October 2023 when he was appointed as interim CEO.

78%
Independent

9 years
Average tenure

% of directors are female or ethnically diverse

44%

6	FY26 PROXY STATEMENT
Director Skills and Experience
Each of the Board's Director nominees possesses core competencies that contribute to their service on the Board. In addition to those qualifications, our Director nominees collectively possess skill sets that are directly relevant to the Company's business and strategic objectives. The following table displays the key skill areas of each Director nominee that they have gained through a board seat or leadership roles.
Indicates a top skill as identified by the Director nominee.

	Kissner	Wiley	Andresen	Dobson	Hemphill	Madden	McDaniel	Pesce	Singh

Public Company Areas of Experience

Accounting/Finance Experience managing a company’s financial health, including budgeting, forecasting, accounting and/or financial reporting, leveraging technology to improve a company’s financial systems and controls, the ability to prepare and understand fundamental financial statements, and/or serving as an audit committee member of a publicly traded company.

Corporate Governance Service on the boards and board committees of other public companies or large private companies, including an understanding of corporate governance practices and trends, insights into board management, relations between the board, the CEO, and senior management, applicable regulations, institutional investors, and succession planning or an executive position responsible for board relations.

Leadership/C-Suite Executive leadership and management experience leading an organization or business unit, engaging directly with stakeholders, including customers, employees and investors, developing culture, driving change and operating in complex environments such as medium to large corporations or organizations.

Talent, Culture and Organizational Impact Oversight responsibility or experience leading or overseeing an HR function, including leadership development, CEO succession, talent development and retention, inclusion and belonging, compensation plans, performance management, the future of work and culture development.

Mergers and Acquisitions Oversight responsibility or experience in a leadership role directly involved in mergers, acquisitions, divestitures, and partnerships, including due diligence, integration and divestment.

Strategic Development Oversight responsibility or experience leading and/or actively participating in the development and execution of strategic plans including managing and mitigating risks through enterprise risk management implementation, operationalizing and monitoring KPI’s and leading indicators, and steering organizations through periods of significant strategic change, including adapting long-term plans in response to shifting market conditions, competitive disruption, and evolving stakeholder expectations.

Technology Oversight responsibility or experience developing/
implementing technology solutions and systems, managing the
development of software products and data services, SaaS, and/or analytics, including use of Artificial Intelligence ("AI"), and/or a strong understanding of emerging technologies and trends, and/or overseeing cybersecurity programs, including threat detection, data protection, and regulatory compliance.

FY26 PROXY STATEMENT	7

	Kissner	Wiley	Andresen	Dobson	Hemphill	Madden	McDaniel	Pesce	Singh

Strategic Areas of Experience

Sales and Go-To-Market Oversight responsibility or experience leading customer-facing teams including sales, business partner and
development, developing pipelines and relationships that build brand value, leading market development strategies and plans, expanding sales in existing and new markets, customer service and account management, including B2C and B2B.

Digital Marketing/E-Commerce Oversight responsibility or experience in a leadership role with responsibility for marketing, including the latest digital tools and channels, customer experience and data, user experience, and/or eCommerce, including B2C and B2B.

Digital Product Management Oversight responsibility or experience in a leadership role with responsibility for digital product management, innovating customer centric software platforms and digital experiences, especially in information services, life sciences, or media industries that leverage customer and content data, including IP rights and management.

Data & Information Services and Analytics Oversight responsibility or experience in a leadership role with responsibility for building, scaling, and/or designing new business and economic models, including platform, ecosystem, data-as-a-service, or subscription-based models, and/or monetizing data assets, including the use of analytics, AI/ML, and data infrastructure to generate customer and market insights, drive decision-making, and create competitive advantages.

International Experience Oversight responsibility or experience leading a division/business unit of a multinational corporation in countries such as China, India and Western Europe.

Innovation/Transformation Oversight responsibility or significant experience leading strategic transformation or managing change and disruption by driving innovation in an organization needing to evolve with customers, leveraging new tools and technologies, like GenAI, and new business models.

Academic or Corporate R&D Leadership Oversight responsibility or senior leadership of an academic, government or research funded institution, or a corporate R&D unit or company, or experience leading research, development and innovation initiatives, including R&D investment, intellectual property, and commercialization. Senior management or leadership of an R1 institution, ideally active in STEM fields.

In FY2026, the Board added Data and Information
Services and Analytics as a new skill area in its
annual assessment, reflecting Wiley's expanding
data monetization, AI/ML, and platform business
strategy. This skill encompasses experience
building subscription-based and data-as-a-
service models, monetizing data assets, and
leveraging AI and analytics for competitive
advantage - capabilities central to Wiley's
corporate market growth.

8	FY26 PROXY STATEMENT
Our Executive Compensation Practices
The Executive Compensation and Development Committee (“ECDC” or “Compensation Committee”)
oversees the executive compensation program and evaluates the program against competitive practices, legal and regulatory developments and corporate governance trends. The table below highlights our current compensation practices – those we have implemented because we believe they drive performance and are aligned with sound governance standards – and those we have not implemented because we do not believe they would serve our shareholders’ long-term interests.

What We Do

✓	Performance-based compensation: A significant portion of our NEOs’ target total direct compensation is performance-based
✓	Range of payout: Financial performance levels are set that correspond to a range of incentive payments from threshold to maximum
✓	Formulaic framework: Incentive payments are based on the Company’s financial results relative to pre-established targets
✓
Robust clawback policy: All executive officer performance-based cash and stock awards are covered for material financial restatements, in compliance with SEC and listing exchange rules, and in addition are subject to a potentially greater clawback amount or complete forfeiture in the event fraud or misconduct caused the need for a restatement

✓
Double trigger vesting: Only applies if an executive is involuntarily terminated without cause or resigns for good reason within two years of a change in control, or if the awards are not assumed or replaced by the acquirer

✓	Rigorous stock ownership requirements: Executive officers have stock ownership requirements, including retention of 50% of equity-based awards until the requirement is met
✓	Limited perquisites: Perquisites are offered only where doing so serves a reasonable business purpose
✓
Risk mitigation: As noted in the Oversight of Compensation Risk section on page 37, we closely monitor risks associated with our compensation programs and individual compensation decisions to confirm that they do not encourage excessive risk-taking

What We Don't Do

x	No hedging and pledging: Under our Insider Trading Policy, executive officers are prohibited from hedging and pledging Company stock
x	No repricing or buyouts: We do not reprice stock option awards and our plans expressly forbid exchanging underwater options for cash
x	No tax gross-ups: We do not provide excise tax gross-ups on change in control-related payments; or tax gross- ups on perquisites, with the exception of relocation or tax equalization
x	No supplemental benefit programs: We do not provide significant additional health and retirement benefits to executive officers that differ from those provided to all other colleagues

FY26 PROXY STATEMENT	9

Proposal 1. Election of Director Nominees

Our Board believes that it should possess a combination
of skills, professional experience and diversity of
viewpoints necessary to oversee our business, together
with the relevant technical skills or financial acumen that
demonstrates an understanding of the financial and
operational aspects and associated risks of an
organization like Wiley. The Governance Committee is
responsible for reviewing and assessing with the Board
the appropriate skills, experience and background sought
of Board members, as well as review and assess the
continued relevance of, and emphasis on, these factors
as part of the Board’s annual self-evaluation and in
connection with candidate searches. The Governance
Committee and Board have identified the skill sets
described in the Director Skills and Experience table as
the most important to the successful implementation of
the Company’s long-term strategic plans. The
Governance Committee and Board also consider the
manner in which each director nominee’s qualities (i)
complement those of other Board members, (ii) fit within
the context of the Company’s current and future needs,
and (iii) contribute to the functioning of the Board as a
whole, including with respect to diversity. Diversity
includes business experience, thought, age, ancestry,
race, sex, gender, gender identity, gender expression,
sexual identity, sexual orientation, disability, and other
personal characteristics. Information about each director
nominee’s specific experience, qualifications and skills
can be found in the biographical information beginning
on page 10.
We believe each of the Board’s nominees meets the
qualifications, skills and expertise established by the
Board for continuing service on the Board, including the
areas that are critical to the Company’s strategy and
operations, and will continue to collectively serve in the
best interests of the shareholders and Company.

The Board recommends a vote "FOR" the election of all Director Nominees.

Except when the Board fills a vacancy occurring during
the year preceding the next Annual Meeting of
Shareholders, all directors are elected annually and serve
a one-year term until the next Annual Meeting. The Board
has affirmatively determined that the director nominees,
except Messrs. Kissner and Wiley, are independent under
the applicable rules of the New York Stock Exchange
("NYSE").  Unless contrary instructions are indicated or a
proxy is previously revoked, it is the intention of
management to vote proxies received for the election of
the persons named below as directors.
Directors of each class are elected by a plurality of votes
cast by that class. If you do not wish your shares to be
voted for particular nominees, please so indicate in the
space provided on the proxy card, or follow the directions
given by the telephone voting service or on the Internet
voting site. The holders of Class A Stock are entitled to
elect 30% of the entire Board and, if 30% of the authorized
number of directors is not a whole number, the holders of
Class A Stock are entitled to elect the nearest higher
whole number of directors that is at least 30% of such
membership. As a consequence, three (3) directors will be
elected by the holders of Class A Stock. The holders of
Class B Stock are entitled to elect six (6) directors.
Any nominee Director who receives a greater number of
“withheld” votes from his or her election than “for” votes
shall tender his or her resignation for consideration by the
Governance Committee. The Governance Committee shall
recommend to the Board the action to be taken with
respect to such resignation. All of the nominees are
currently directors of the Company. Jesse Wiley, Craig
Albright and Deirdre Silver have agreed to represent
shareholders submitting proper proxies by mail, by
telephone or via the Internet, and to vote for the election of the nominees listed herein, unless otherwise directed by
the authority granted or withheld on the proxy cards, by
telephone or via the Internet. Although the Board has no
reason to believe that any of the persons named below as
nominees will be unable or decline to serve, if any such
person is unable or declines to serve, the persons named
above may vote for another person at their discretion.
Directors to be Elected by Class A Shareholders

Ms. Andresen brings over 25 years of experience driving digital transformation and technology innovation across diverse
industries. She is a recognized expert in artificial intelligence, data monetization, and enterprise-wide digital strategy, having held senior executive positions in Fortune 100 companies
focused on leveraging technology to create new business models and drive customer experience innovation.
Since 2021, she has served in various roles at The Cigna Group, most recently as EVP, Chief Data, Digital and AI Officer, where she leads digital transformation initiatives across the $247 billion global health services company. Her expertise spans building AI-
powered solutions, transforming traditional businesses into
digital-first organizations, and scaling technology capabilities across large, complex enterprises. Previously, Andresen served as senior vice president of Card Customer Experience at Capital
One, where she led transformation initiatives for the company's largest lines of business. Before that, as CEO of Cricket Media, she led a successful corporate turnaround, converting a
traditional publisher into a digital media platform with 3.5 million active users worldwide.
She actively contributes to the venture capital ecosystem,
academic communities, and mission-driven organizations in
various capacities, including as a Wiley-published author and thought leader on digital innovation.
Ms. Andresen currently serves on the boards of Forsyth Health and the Morrison Center for Marketing and Analytics at the UCLA
Anderson School of Management and is a sought-after AI advisor to venture capital firms.
Skills & Qualifications
The Board believes Ms. Andresen brings the requisite experience in digital transformation and artificial intelligence leadership to the Board, with over 25 years of expertise directly aligned with
Wiley's strategic priorities in AI integration, digital-first subscription models, and technology-enabled innovation.
Her specialization in AI-powered solutions, data monetization, and enterprise-wide digital strategy provides critical insight for transforming traditional academic publishing into scalable digital platforms, while her experience building technology capabilities across large, complex organizations directly supports Wiley's evolution in serving the global research community through
advanced digital tools and safeguards.

10	FY26 PROXY STATEMENT

Mr. Dobson has over 30 years of experience in transforming and building global technology and service organizations as well as extensive experience in senior leadership positions. Mr. Dobson has been Chief Executive Officer of Epiq, a global provider of legal and business services, since 2019, and serves on their board as Chairman since 2026.
Previously, Mr. Dobson was the Chief Executive Officer of Digital
River from 2013 to 2018 and served as Vice Chairman of the
Digital River's Board of Directors until 2019. From 2010 to 2012,
Mr. Dobson served as Executive Vice President and Group
Executive, Global Lines of Business, at CA Technologies. From
2009 to 2010, Mr. Dobson served as President of Pitney Bowes
Management Services, Inc., a wholly owned subsidiary of Pitney
Bowes, Inc.
Skills & Qualifications
The Board believes Mr. Dobson brings the requisite experience in global technology transformation and service organization
leadership to the Board, with over 30 years of expertise in
building platforms that serve professional communities.
His demonstrated ability to transform traditional service
businesses into technology-enabled organizations directly aligns with Wiley's mission to innovate academic publishing and
scientific journal delivery, while his experience scaling global operations provides the strategic vision needed to expand
Wiley's reach in serving research institutions and professional societies worldwide.

FY26 PROXY STATEMENT	11

Dr. Madden has extensive executive leadership experience in life science technology and innovation, bringing strategic vision to research and development in the pharmaceutical and biotech
industries.
Dr. Madden has served as Senior Vice President and Chief
Technology Officer at MilliporeSigma, the U.S. and Canada Life
Science business of Merck KGaA, Darmstadt, Germany since
2022. Previously, Dr. Madden served as Senior Vice President and Chief Innovation Officer at PerkinElmer from 2016 to 2022, and as their General Manager of Informatics from 2014 to 2016.
In her role at MilliporeSigma, Dr. Madden shapes the Technology
Roadmap and long-term R&D strategy, leads the Life Science
Innovation Board, and serves as a member of the Life Science
Executive Team responsible for the overall leadership and
governance of the more than $9 billion Life Science Business.
She also serves as the U.S. Country Speaker for Merck KGaA,
Darmstadt, Germany, and sits on the boards of the Analytical,
Life Science, and Diagnostics Association, and the New England
Council.
Skills & Qualifications
The Board believes Dr. Madden brings the requisite experience in life science technology and corporate R&D leadership to the
Board, with strategic innovation expertise that directly supports
Wiley's scientific journal publishing and academic research
initiatives.
Her role shaping technology roadmaps and leading R&D strategy across a multibillion-dollar life science business provides critical insight into the research and development priorities of Wiley's scientific publishing customers, while her deep understanding of intellectual property, commercialization, and research innovation processes enhances Wiley's ability to develop products and
services that advance scientific discovery and knowledge
dissemination.

12	FY26 PROXY STATEMENT
Directors to be Elected by Class B Shareholders

Dr. Hemphill has extensive executive leadership experience in academia, bringing insight into the needs and practices of the academic community critical for developing and innovating new business models in our key businesses.
Dr. Hemphill has served as Old Dominion University's (ODU) ninth president since 2021 and previously served as Radford
University's seventh president from 2016 to 2021. Dr. Hemphill has also held senior roles at various educational institutions earlier in his career, including the University of Arkansas-
Fayetteville, Northern Illinois University, and West Virginia State
University.
In his role as President of ODU, Dr. Hemphill serves on various boards and commissions. He also serves on the boards of
Jefferson Science Associates, LLC and Preston Hollow
Community Capital.
Skills & Qualifications
The Board believes Dr. Hemphill brings the requisite experience in academic leadership and R&D institution management to the
Board, providing invaluable insight into the evolving needs of universities and research institutions that comprise Wiley's core customer base.
His executive leadership in higher education demonstrates deep understanding of academic publishing requirements, research
funding dynamics, and the digital transformation challenges
facing educational institutions, while his governance experience across multiple boards provides the strategic oversight needed to guide Wiley's continued innovation in serving the academic and scientific research communities.

FY26 PROXY STATEMENT	13

Mr. Kissner was appointed President and CEO of the Company
effective July 8, 2024. Prior to Mr. Kissner's appointment, he served as interim President and CEO from October 2023 to July
2024 and as Director since October 2023. Since taking on Wiley's leadership in October 2023, Mr. Kissner has sharpened Wiley's portfolio, divesting non-core businesses and acquiring Emerald
Publishing, the Company's largest acquisition since 2007.
Mr. Kissner previously served as a Group Executive at the
Company from 2019 through 2021 and provided transition and
subsequent consulting services from 2021 to immediately prior to his appointment as interim CEO in October 2023. He also served as a director of the Company from 2003 to 2019, during which he was appointed as the first non-Wiley family member Chair from
2015 to 2019. He also served as interim President and CEO of
Wiley from May 2017 to December 2017. Mr. Kissner is a former
Executive Vice President and Group President of Pitney Bowes
and has held leadership positions at Banker's Trust, Citigroup, and Morgan Stanley. Additionally, Mr. Kissner has been an
Operating Partner working with Private Equity Firms, where he served as an Executive Chairman and a Director of a number of businesses.
Skills & Qualifications
The Board believes Mr. Kissner brings the requisite experience in executive leadership and strategic transformation to the Board, having successfully guided Wiley through critical transitions while demonstrating deep expertise in mergers and acquisitions and organizational development.
His extensive background leading complex transformation
initiatives, combined with his experience in private equity and strategic investment evaluations, provides the operational
expertise needed to execute Wiley's digital transformation
strategy, while his proven ability to drive innovation and change management ensures effective leadership of initiatives in AI integration, new market development, and evolving customer
engagement models.

14	FY26 PROXY STATEMENT

Mr. McDaniel is a seasoned non-executive director, having
served as the non-executive Chair of the Board of Directors of
Moody's Corporation from 2021 to 2023 and Chair from 2005 to
2012 and a member of the board from 2003 to 2023. Mr.
McDaniel is also a global leader with extensive strategic and operational knowledge in a highly regulated financial services environment and experienced in implementing international
business expansion, including the launch of new products.
He previously served as the Chief Executive Officer of Moody's
Corporation for over 15 years from 2005 through 2020 as well as held additional roles in senior leadership, including as President and Chief Operating Officer of Moody's Corporation. Mr.
McDaniel serves on the board of directors of Raymond James
Financial (NYSE: RJF) and as a Trustee on the Muhlenberg
College Board.
Skills & Qualifications
The Board believes Mr. McDaniel brings the requisite experience in executive leadership and international business expansion to the Board, with extensive expertise navigating complex
regulatory environments and implementing global growth
strategies.
His proven capabilities in financial services and strategic
transformation in highly regulated industries provide valuable perspective for Wiley's expansion into new geographic markets and development of innovative subscription models, while his experience guiding organizations through strategic planning and international expansion directly supports Wiley's strategic
priorities in global market development and regulatory
compliance.

FY26 PROXY STATEMENT	15

Mr. Pesce has extensive experience with leading a global public company, strategic planning, financial planning and analysis, acquisitions and partnerships, and investor relations. In addition, through his active engagement in the academic community and
investing in early-stage companies, he has exposure to
innovative, technology-enabled business models.
He served as Wiley's 10th President and Chief Executive Officer for 13 years from 1998 to 2011, when he retired after nearly 22 years. Mr. Pesce is a member of the Board of Trustees of William
Paterson University. Mr. Pesce is also a benefactor and advisor to the Pesce Family Mentoring Institute at William Paterson
University. He served on the Board of Overseers of New York
University's Stern School of Business for 17 years until 2005. Mr.
Pesce also launched Pesce Family Ventures, LLC in 2015 with the aim to invest in early-stage companies, particularly entities that leverage enabling technology to serve customers.
Skills & Qualifications
The Board believes Mr. Pesce provides the requisite experience in executive leadership, corporate governance, and strategic business development, as well as an in-depth knowledge of
Wiley's evolution over multiple decades.
Mr. Pesce’s contributions include his invaluable insights that reflect a deep understanding of Wiley's markets and business; his active engagement with the academic community, including
institutional leadership, faculty, researchers and students; and his investments in entrepreneurial technology-enabled companies.
These contributions, combined with his extensive experience as
Wiley's former CEO, provide a unique and highly relevant
perspective regarding Wiley's evolution as a global enterprise.

16	FY26 PROXY STATEMENT

Mr. Singh has extensive finance and corporate management
experience, as well as knowledge in the technology and
infrastructure sectors in both developed and emerging markets, serving as CFO and COO of IonQ Quantum, (NYSE: IONQ) where
he previously served as Lead Independent Director and Chair of its Audit Committee. Mr. Singh served as Executive Vice
President and Chief Financial Officer of Arm Limited from 2019 to
2022. From 2016 to 2019, Mr. Singh served as Senior Vice
President and Chief Financial Officer and, in 2016, as Chief
Strategy and Marketing Officer, of Unisys Corp. Prior to that, Mr.
Singh was a Managing Director at SunTrust Bank's equities unit from 2013 to 2016, and a Senior Vice President in finance at
Comcast Corporation from 2012 to 2013. Mr. Singh is currently a member of the Board of Directors of Axelera AI, Switch Data
Centers and the advisory board of Resonance.
In addition to his role as Chair of the Audit Committee at IonQ, he serves as Audit chair at Axelera AI and Wiley. He has advised startups as a member of Columbia University's Entrepreneurship
Advisory Board and Engineering Development Council. He has
also participated as a project advisor for the U.S. Department of
Homeland Security and other agencies on national security and critical infrastructure matters.
Skills & Qualifications
The Board believes Mr. Singh brings the requisite experience in finance, accounting, and technology sector management to the
Board, providing the financial expertise and risk management capabilities essential for Wiley's strategic transformation
initiatives.
His experience as CFO of complex technology organizations
demonstrates the financial acumen needed to evaluate and
execute mergers and acquisitions, optimize subscription model economics, and manage the financial aspects of digital
transformation, while his current audit committee leadership across multiple technology companies provides the governance and risk oversight expertise critical for ensuring strong financial controls and strategic investment decisions.

FY26 PROXY STATEMENT	17

Mr. Wiley is a 7th generation member of the Wiley family and brings to the Board deep knowledge and a passion for the
contributions Wiley makes to research, learning, and knowledge.
His alignment with shareholder and stakeholder interests makes him an important part of the Board’s governance processes along with a majority of independent directors. Mr. Wiley has broad and deep experience in Wiley's industries with partners and
customers in the markets Wiley serves.
He also brings in-depth knowledge of numerous businesses,
functions, and initiatives within Wiley, including in digital publishing and platforms, new product and business
development, partnerships and global business and M&A. Mr.
Wiley was elected Chair of the Board of Directors of Wiley in
2019, having served as a director since 2012. Prior to being elected as Chair, Mr. Wiley had been an employee since 2003.
Before becoming Chair, Mr. Wiley worked in Wiley's Research
division on business development, including building partnerships with academic and professional societies, and in China.
Previously he worked in corporate M&A and strategy
development, international business development, digital and new business initiatives, and product development. Prior to that, he worked as a marketer and editor of professional books and products.
Skills & Qualifications
The Board believes Mr. Wiley brings the requisite experience in comprehensive business leadership and deep institutional
knowledge to the Board with extensive operational expertise
across all core areas of the Company's business.
His unique combination of hands-on experience spanning
research publishing, digital platform development, corporate strategy, and partnership development with academic societies provides unparalleled insight into every facet of Wiley's
operations and strategic opportunities. As both a long-term
stakeholder representing the founding family's vision and an experienced leader who has worked across multiple divisions
since 2003, Mr. Wiley ensures continuity of Wiley's mission to advance research, learning, and knowledge while bringing
practical understanding of the operational challenges and
opportunities facing each business segment in today's rapidly evolving academic publishing landscape.

18	FY26 PROXY STATEMENT
Directors Departing from the Board
On June 10, 2026, Ms. Mari J. Baker notified the Board of her intent to not stand for reelection at the
Annual Meeting. We thank Ms. Baker for her service to the Company over the years, including as chair of each of the standing committees of the Board and, most recently the ECDC, where she led significant efforts to ensure continued best in class compensation practices.

Ms. Baker brought to the Board over 20 years of business leader experience in both public and private boards and has held a
number of executive officer positions in public and private
companies primarily in technology fields, including roles as Chief
Executive Officer of PlayFirst, Inc. and Navigenics, Inc., Chief
Operating Officer of Velti, plc (Nasdaq: VELT), President of
BabyCenter, Inc., a Johnson and Johnson company (NYSE: JNJ), and SVP/General Manager at Intuit, Inc. (Nasdaq: INTU). She has
also been involved in venture capital, higher education, and executive leadership communities in various capacities, including serving on the Board of Trustees of Stanford University. Ms.
Baker also currently serves on the board of Blue Shield of
California (BSC), where she currently chairs the Compensation
Committee, serves on the Finance and Investment Committee,
and previously chaired the Audit Committee. She also serves on the Board of Ascendiun, Blue Shield's parent company, where
she is also a member of the Executive Committee and the
Technology Committee.

FY26 PROXY STATEMENT	19

20	FY26 PROXY STATEMENT

Corporate Governance

Our Board of Directors
The Board, which is elected annually by shareholders, exercises oversight and has final authority and responsibility with respect to the Company’s affairs, except with respect to those matters reserved to shareholders. All major decisions are considered by the Board as a whole.
The Board appoints the CEO and certain other corporate officers, acts as an advisor to and resource for management, and monitors management’s performance.
The Board plans for the succession of the CEO. The Board also oversees the succession process for certain other management positions, and the CEO reviews with the Board annually his assessment of key members of management and their professional growth and development plans. The Board also:
•reviews the Company’s business and strategic plans and operating performance;
•reviews and approves the Company’s financial objectives, investment plans and programs; and
•provides oversight of internal and external audit processes and financial reporting.
Board Composition and Refreshment
Our Board is composed of diverse and engaged individuals with a wide range of relevant qualifications, skills and experiences, each of whom contribute to the overall effectiveness of our Board and committees.
We believe the Board benefits from a mix of new directors who bring fresh perspectives and longer-
serving directors who bring valuable experience, continuity and a deep understanding of the Company.
The Board strives to maintain an appropriate balance of tenure, turnover, diversity, skills, viewpoints and experiences. Our Governance Committee is primarily responsible for maintaining a balanced and diverse
Board through robust succession planning and refreshment processes.
In doing so, the Governance Committee takes into consideration the corporate strategy and the overall needs, composition, and size of the Board, as well as the criteria adopted by the Board regarding director qualifications.
To promote thoughtful Board refreshment, the Governance Committee:
•Develops and annually reviews its comprehensive, ongoing Board succession planning process;
•Conducts an annual Board and Committee assessment process and periodic individual director assessments; and
•Conducts ongoing reviews of the skill sets of the Board in comparison to the Company's long-term strategic goals.

FY26 PROXY STATEMENT	21
Under the Board’s Corporate Governance Principles, directors generally may not stand for re-election after reaching the age of 75. The Board determined that it would be in the best interests of Wiley and its shareholders for William J. Pesce to stand for re-election at the 2026 Annual Meeting, although he previously attained the age of 75. This determination reflects Mr. Pesce’s nearly three decades of service, including 13 years as Wiley's President and CEO; deep familiarity with the Company's markets, business models, and strategic direction; leadership of the Board's Director Mentorship Program; active involvement in the Company's recent M&A activities; and support during the recent transition in the
Company's Research leadership. The Board believes his continued service is particularly valuable as these efforts advance. The Board also took into consideration the results of this year's Board and individual director evaluations, which affirmed Mr. Pesce's continued strong performance and effectiveness as a director.
The Board has been actively engaged in robust refreshment and, as a result, five of the nine director nominees have joined the Board over the last five years. As of the date of filing this Proxy Statement, 80%
of directors are independent, the average age of our directors is 63 years, and the average tenure is 9.6 years. The Board annually recommends the slate of director nominees for election by the shareholders at the Annual Meeting and is responsible for filling vacancies on the Board at any time during the year. The
Governance Committee has a process to identify and review qualified individuals to stand for election, including potential nominees recommended by current directors, retained search firms or shareholders.
The Governance Committee has the authority to independently engage the services of a third-party search firm or other consultant to assist in identifying and screening potential director nominees. The full
Board reviews and has final approval of all potential director nominees being recommended to shareholders for election to the Board.
The Board and the Governance Committee consider, at a minimum, the following factors in recommending potential new Board members or the continued service of existing members:
•The Board seeks qualified individuals who, taken together, represent the required set of skills, backgrounds and experience for the Board taken as a whole;
•A director should have the required expertise and experience, a proven record of professional success and leadership and be able to offer advice and guidance to the Company;
•A director should possess the highest personal and professional ethics, integrity and values; must be inquisitive and objective and have the ability to exercise practical and sound business judgment;
•A director should have the ability to work effectively with others;
•The Board also considers diversity factors, such as business experience, thought, age, ancestry, race, sex, gender, gender identity, gender expression, sexual identity, sexual orientation, disability, and other personal characteristics;
•A majority of directors should be independent; and
•Directors retire from the Board at the annual meeting following their 75th birthday, unless an exception is approved by the Board.

22	FY26 PROXY STATEMENT
Director Independence
The Board’s director independence guidelines, which are a part of its Corporate Governance Principles
("Governance Principles"), are consistent with the rules of the NYSE, and assist in determining director independence. For a director to be considered independent, the Board must determine that a director does not have any direct or indirect material relationships with the Company.
In accordance with these standards, the Board undertook its annual review of the independence of its
Directors. During this review, the Board considered whether there are any relationships or related party transactions between each Director, any member of his or her immediate family or other affiliated entities and the Company. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent. Each
Board member answers a questionnaire designed to disclose conflicts and related party transactions. We also review our internal records for related party transactions. Based on a review of these standards and materials, none of our independent Directors had or has any relationship with us that meets this criteria.
The Board is currently composed of 10 members. Mr. Kissner is the Company’s President and CEO, and
Mr. Wiley, the Chair of the Board, is a member of the Wiley family. The Board has affirmatively determined that all of our directors, except for Mr. Kissner and Mr. Wiley, meet the independence guidelines the Board set forth in its Governance Principles. All members of the Audit, Compensation and Governance
Committees are independent Directors under the NYSE listing standards and Securities and Exchange
Commission (“SEC”) rules. In affirmatively determining the independence of Audit and Compensation
Committee members, the Board also considered the heightened independence standards applicable to each committee under SEC and NYSE rules. For Audit Committee members, that includes whether the member accepts any direct or indirect compensation from the Company other than director and committee fees, and whether the member is an affiliated person of the Company or any of its subsidiaries.
For Compensation Committee members, this includes the member’s sources of compensation, including any consulting, advisory or other compensatory fee paid by the Company to the director, and whether the director is affiliated with the Company or any of its subsidiaries or affiliates. All members of the Audit
Committee qualify as “audit committee financial experts” within the meaning of the applicable SEC regulations and meet the “financial literacy” standards of the NYSE. At each Committee meeting, members have the opportunity to meet in executive session.
Board Leadership Structure
The Board is responsible for establishing and maintaining the most effective leadership structure for the
Company. To retain flexibility in carrying out this responsibility, the Board does not have a policy on whether the Chair of the Board shall be an independent member of the Board. The Board is currently led by Mr. Wiley, our non-executive Chair of the Board. Meetings of the Board are called to order and led by the Chair. Any director may request that an item be added to the agenda for Board consideration.
The Board believes separating the roles of Chair and CEO allows for our CEO to focus on developing and implementing the Company’s strategic business plans and managing the Company’s day-to-day business operations and allows our Chair to lead the Board in its oversight and advisory roles. Our Chair is elected by the independent directors of the Board. Because of the many responsibilities of the Board and the significant amount of time and effort required by both the Chair and the CEO to perform their respective duties, the Company believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a corollary, enhances the Company’s prospects for success. Mr.
Hemphill, as Governance Committee Chair and an independent director, serves as a liaison between the

FY26 PROXY STATEMENT	23
Chair and the independent directors, is available to consult with the Chair and the CEO about the concerns of the Board, and presides over executive sessions of the independent directors. For the foregoing reasons, the Board has determined that its current leadership structure is appropriate and in the best interest of the Company and its shareholders.
Non-Management Executive Sessions
The Board regularly schedules non-management executive sessions during Board meetings to enable the
Board to consider and discuss matters, such as strategy, risk oversight, CEO and senior management performance and compensation, succession planning and board effectiveness, without management present. The Board also schedules periodic executive sessions with only independent directors during the quarterly Board meetings, over which Mr. Hemphill presides. During fiscal year 2026, our non-
management directors met in executive session at each regularly scheduled Board meeting.
Director Orientation and Continuing Education
All new directors participate in our director orientation program over the course of their first year serving on our Board. New directors have a series of meetings over time, with each member of the Board and with senior management representatives from the business and shared services areas, to review and discuss information about the Company, including the Company’s business, financial performance, strategic plans, executive compensation program, internal controls, and corporate governance policies and practices. In early and mid-2025, the Board welcomed Dr. Madden and Ms. Andresen, both of whom participated in our
Director Mentorship Program, in which they met regularly with a seasoned Board member before and after scheduled Board meetings. This pairing helped provide meaningful insight into Board dynamics, the relationships between Board and management, the Company’s business and strategic direction, and the
Company’s culture. The program, which was spearheaded by Mr. Pesce and adopted by the Governance
Committee, and which this year's Board evaluation affirmed as a continued strength, is designed to accelerate the newest directors’ effectiveness and deepen their engagement during their first year of service. Based on input from our directors, we believe this gradual onboarding approach, coupled with additional committee-specific training and materials, provides new directors with a strong foundation in the
Company’s businesses, connects new directors with other members of the Board and members of management with whom they will interact, and accelerates their effectiveness to engage fully in Board deliberations.
Wiley is committed to providing its directors with ongoing education and development opportunities that support their continued service on the Board. The goal of the Director Education Program is to enhance director effectiveness by providing education on topics that are relevant to oversight, long-term value creation, and evolving shareholder and regulatory expectations. Wiley's Director Education approach covers a wide array of relevant topics, such as industry insights, products and services, legal and regulatory developments, cybersecurity trends, and strategy. Education sessions and product demonstrations are offered consistently at both the Board and Committee levels and include both internal and external presenters. During fiscal year 2026, the Board participated in several director education sessions at regularly scheduled or interim Board, Committee and management meetings, providing a consistent, ongoing forum for broadening and deepening directors’ knowledge. The Board also periodically conducts strategic offsite visits to locations that are significant to the Company's business, allowing directors to engage directly with colleagues, customers, and other key stakeholders and to experience firsthand the execution and impact of the Company's strategy. Directors are also encouraged to visit the Company’s global offices and to attend Company-sponsored events to further deepen their understanding of the Company’s business and corporate culture. In addition, the Company pays for

24	FY26 PROXY STATEMENT
reasonable expenses for any director who wishes to attend external director continuing education programs.
Board and Committee Assessments
The Board believes thoughtful evaluations of the Board, its committees and individual directors are the cornerstones of sound corporate governance. As such, the Board and each of its committees conducts a self-evaluation at least annually, and individual director evaluations periodically. The Board’s approach to evaluation examines the quality and nature of each director’s contributions including how directors engage, prepare, exercise judgment, and add value in ways that serve the Company’s shareholders and stakeholders. The Board's evaluation framework is anchored by a set of guiding principles and expected behaviors that the Board believes define what it means to be a highly effective director at Wiley. These principles address trust, engagement, intellectual curiosity, constructive debate, accountability, and independent oversight, and form the basis against which Board and individual director performance is assessed.
As part of this process, tailored questionnaires for the Board and each committee are reviewed by the
Governance Committee prior to distribution. Following completion of the questionnaires, the chairs of the
Board and Governance Committee, meet individually with each director to discuss a range of topics, including Board and committee composition, organization and effectiveness of meetings and communication, each director’s personal contribution to the Board and relevant committees, and the sufficiency of the level of internal and external support provided to the Board and its committees. The results of the committee evaluations are shared with the Chairs of each committee on an anonymized basis. The Chair of the Governance Committee then provides the Governance Committee and Board a summary of responses to the questionnaires. Separately, each committee Chair additionally reviews the applicable committee self-evaluation results with members of the relevant committee. Periodically, the
Board engages a third-party facilitator to help administer the annual Board and committee evaluations.
The third party reports its findings to the Governance Committee and the Board.
Our assessment process enables directors to provide confidential feedback on topics including: meeting agenda and materials, the Board’s culture, quality of discussions, overall engagement, skills and characteristics, participation in the strategic planning process, engagement with management, perspectives to consider for future Board refreshment, topics of focus in the coming year, and potential director education topics. The objective of the annual evaluation is to ensure that the Board as a whole, its committees, and its individual directors are functioning at a high level and provide the best value and performance for the Company’s stakeholders.
Attendance
Regular attendance at Board meetings and the Annual Meeting of Shareholders is expected of each director. During fiscal year 2026, our Board held a total of 6 Board meetings and our committees held an aggregate of 18 meetings. In fiscal year 2026, no incumbent director attended fewer than 75% of the total number of Board and applicable Committee meetings (held during the period that such director served on such committee). All members of the Board attended the 2025 Annual Meeting of Shareholders.

FY26 PROXY STATEMENT	25
Our Commitment to Shareholder Engagement
Our Engagement Process
The Board believe that directly engaging with shareholders is a critical part of how we receive and understand feedback on matters that are most important to them. Wiley leadership regularly engages with investors throughout the year in both formal and informal settings. Our active investor outreach solicits and gathers feedback on a broad range of topics. In Fiscal 2026, senior leaders reached out to shareholders collectively representing 67% of our public float and held discussions with shareholders representing 61%. Feedback gathered through these conversations is shared with the Board and relevant committees and informs how we review and evolve our governance and disclosure practices.

Engagement Topics	Annual and Ongoing engagement

•Business strategy and performance •Capital Allocation •Risk Oversight •Corporate Impact and Sustainability •Board composition and leadership •Corporate Governance and Shareholder Rights
We engage institutional shareholders and proxy advisors
before and after our annual meeting to seek feedback on our
initiatives, disclosures, and proposals, and to better
understand voting outcomes. Throughout the year, our
Investor Relations and senior management engage investors
via earnings calls, conferences, and direct meetings. We also engage with the research teams at proxy advisory firms
Institutional Stockholder Services Inc. and Glass Lewis & Co.
for open dialogue regarding our programs and practices.

Our Structure
Wiley has operated under a dual-class share structure for decades, reflecting the Wiley family's long-
standing commitment to the Company's mission and its independence as a knowledge and research organization. The Company has two classes of common stock: Class A Common Stock and Class B
Common Stock, which is largely held by the Wiley family and affiliated entities. Both are publicly traded on the New York Stock Exchange. On all matters other than the election of directors, each share of Class A
Common Stock is entitled to one-tenth (1/10) of one vote and each share of Class B Common Stock is entitled to one vote. For the election of directors, each class votes separately: holders of Class A Common
Stock are entitled to elect 30% of the Board, and holders of Class B Common Stock are entitled to elect the remaining 70%, with each share of either class entitled to one vote for that purpose.
In connection with the 2025 Annual Meeting of Shareholders, both ISS and Glass Lewis recommended a withhold vote against Dr. Hemphill, a Class A nominee, in his capacity as Governance Committee chair, citing the Company's dual-class share structure and the absence of a time-based sunset provision, a structural objection that reflects each firm's standard policy position rather than any concern specific to
Dr. Hemphill's qualifications or contributions to the Board or any Company-specific analysis. As a result,
Dr. Hemphill received a majority of withheld votes from holders of Class A Common Stock. In accordance with the Company's Corporate Governance Principles, Dr. Hemphill tendered his resignation to the remaining members of the Governance Committee for consideration. Following a thorough review, the
Governance Committee recommended, and the Board determined, that it was in the best interests of the
Company for Dr. Hemphill to continue serving as a director and as Governance Committee chair. In reaching this conclusion, the Board considered Dr. Hemphill's qualifications, the valuable perspective he brings as a leader of academic and research institutions that are core to Wiley's customer base, and his active contributions to the Board's governance oversight function. Following the voting results, management engaged with proxy advisory firms and institutional shareholders, including discussion of the
Board's approach to the capital structure. The Governance Committee reviews the dual-class structure as

26	FY26 PROXY STATEMENT
part of its regular governance oversight, considering whether the structure continues to serve the long-
term interests of the Company and its shareholders. The Board believes that the dual-class structure has been, and continues to be, a meaningful contributor to Wiley's ability to take a long-term view of its strategy, pursue its mission to advance knowledge globally, and successfully navigate periods of market transformation across its research and learning markets. This 219-year, multi-generational commitment to
Wiley's mission has consistently supported investment in Wiley’s core publishing operations, proprietary content and data, and new growth engines, including AI and data analytics. Management and the Board will continue to engage with shareholders and proxy advisory firms on this topic and welcomes ongoing dialogue regarding the Company's governance practices.
Shareholder Recommendations of Director Candidates
The Governance Committee considers shareholder recommendations for director nominees and evaluates them using the same criteria as for other candidates. Shareholder recommendations are reviewed by the
Chair of the Governance Committee to determine whether the candidate’s expertise, particular set of skills and background fit the current needs of the Board. Shareholders who wish to recommend a director candidate to the Governance Committee should follow the procedures set forth under Shareholder
Proposals and Director Nominations for the 2027 Annual Meeting beginning on page 88 of this Proxy
Statement. The recommendation should include, among other information, the candidate’s name, biographical data, and a description of their qualifications and experience.
Key Corporate Governance Documents
The following key corporate documents are available at www.wiley.com/en-us/corporate-governance: the
Business Conduct and Ethics Policy; the Corporate Governance Principles; and the Charters of our Audit,
Executive Compensation and Development, Governance, and Executive Committees of the Board.
Business Conduct and Code of Ethics
The Company has adopted a global Business Conduct and Ethics Policy that applies to the Board members, principal executive officer, principal financial officer, principal accounting officer, controller, as well as all other officers and colleagues of the Company. The Company intends to satisfy the disclosure requirements regarding any amendments to, or waivers from, a provision of the Business Conduct and
Ethics Policy for the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on its website.
The Company's Vendor Code of Conduct (the “Vendor Code”), applicable to suppliers, service providers, contingent workers, agents, consultants, independent contractors, and business partners of the Company contains general requirements for vendors to do business with the Company, including compliance with laws, protecting confidential information, adherence to equal employment practices, and demonstrating a commitment to responsible environmental stewardship.
Corporate Governance Principles
Our Board has adopted Governance Principles to provide guidance to our Board and its committees on their respective roles, director qualifications and duties, Board and committee composition, organization and leadership. The Board and management believe that these Governance Principles, which are consistent with the requirements of the SEC, are in the best interests of the Company, its shareholders and other stakeholders, including colleagues, customers and suppliers. The Board is responsible for ensuring that the Company has a management team capable of representing these interests and of

FY26 PROXY STATEMENT	27
achieving superior business performance.  Our Governance Committee reviews our Governance Principles annually to ensure they meet best practices in corporate governance.
Pursuant to the NYSE rules, the Company is considered a “controlled company,” defined as a company where more than 50 percent of the voting power is held by an individual, a group, or another company. As such, the Company would be exempt from certain corporate governance standards. However, the Board believes it is in the best interest of the Company and its shareholders and stakeholders to abide by all of the NYSE rules, regardless of the exemptions available.
Insider Trading Policy
The Company has adopted an Insider Trading Policy for colleagues and directors to promote compliance with federal and state securities laws. The policy, reviewed annually by the Audit Committee, prohibits colleagues and directors who are aware of material non-public information about the Company from: (i)
trading in securities of the Company; and (ii) providing material non-public information to other persons who may trade on the basis of that information. Our Insider Trading Policy also applies to family members, other members of a person’s household, and entities controlled by a person covered by this Insider
Trading Policy (together with colleagues and directors, "Covered Persons"). We have established black-
out periods to which Covered Persons are subject to. The Company may impose additional black-out periods from time to time as other types of material non-public information occur when material non-
public events or disclosures are pending. Covered persons are permitted to trade in the Company’s securities only when there is no black-out period in effect and such trade has been pre-cleared by the appointed Company officer or their designee, or when a qualified 10b5-1 plan has been established in accordance with federal securities laws. No covered person has adopted or terminated a Rule 10b5-1 trading plan during the last fiscal quarter of the fiscal year to which this report relates.
Under the Insider Trading Policy, covered persons are prohibited from entering into any hedging or monetization transactions relating to our securities or otherwise trading in any instrument relating to the future securities’ price. Our Insider Trading Policy also prevents directors and senior officers from pledging our securities as collateral for loans or holding our securities in a margin account.
The Insider Trading Policy is set forth as an exhibit to our Annual Report on Form 10-K for the fiscal year ended April 30, 2026.
Executive Compensation Clawback Policy
The Company maintains clawback policies that apply to our named executive officers ("NEOs") as well as our entire equity award recipient population, covering cash incentive compensation and all performance-
based equity awards, and thus extends beyond listing exchange requirements. In fiscal year 2024, the
Compensation Committee adopted an Executive Compensation Clawback Policy (the "Clawback Policy"),
which is reviewed annually. The policy applies to current and former executive officers of the Company, including the NEOs. The policy is intended to comply with the applicable listing standards of the NYSE and
Rule 10D-1 of the SEC. In the event the Company is required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under U.S. federal securities laws, it is the Company’s policy to recover erroneously awarded incentive-based compensation received by its executive officers, with certain limited exceptions permitted under the NYSE listing standards. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement. We have also retained our separate and historical clawback provisions, which cover certain Company-wide annual incentive plan participants and all performance-based equity award recipients, and apply independently from the
Clawback Policy described above (to the extent not superseded by it so there is no duplication of recoupment). Under the annual incentive plan and equity incentive plan, the Company will seek to recover,

28	FY26 PROXY STATEMENT
as it deems appropriate and to the extent permitted by law, any excess bonus, incentive payment, or performance-based equity award from a covered participant in the event of a financial restatement
(covering a broader population than our mandated policy), or may require clawback and/or forfeiture of total payment or award amounts from any participant who engaged in fraud or misconduct that contributed to the Company’s requirement to restate its financials, in each case in accordance with the provisions of the plans. The Clawback Policy is set forth as an exhibit to our Annual Report on Form 10-K for the fiscal year ended April 30, 2026.
Transactions with Related Persons
We are required to disclose material transactions with the Company in which “related persons” have a direct or indirect material interest and in which the amount involved exceeds or is expected to exceed
$120,000 since the beginning of the Company’s last completed fiscal year. Related persons include any
Director, nominee for Director, executive officer of the Company, beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family members of such persons. The term
“transaction” is broadly defined under SEC rules to include any financial transaction, arrangement or relationship, including any indebtedness transaction or guarantee of indebtedness or any series of similar transactions, arrangements or relationships.
The Company’s Board has adopted a written policy that requires the General Counsel and CEO to review any related party transactions with respect to executive officers of the Company and submit any recommendations for approval to the Audit Committee to review and consider for approval. The vote of a majority of disinterested directors will be required for the approval or ratification of any related person transaction subject to review by the Audit Committee. Such transactions will only be approved after taking into consideration whether the transaction is fair and reasonable and is consistent with the best interests of the Company. Factors to be taken into account in making the determination may include (i) whether the transaction will be undertaken in the ordinary course of business of the Company, (ii) whether the transaction was initiated by the Company or the related party; (iii) whether the transaction is proposed to be entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party; (iv) the purpose of, and the potential benefits to the Company of the transaction;
(v) the approximate dollar value of the transaction, particularly as it relates to the related party; (vi) the level of interest of the related party in the transaction; and (vii) whether such a transaction would violate the provisions of the Company’s Business Conduct and Ethics Policy. Based on information available to us, no such material transactions were entered into during fiscal year 2026.

FY26 PROXY STATEMENT	29
Committees of the Board of Directors
The Board has established four standing committees: the Audit, Executive Compensation and
Development, Governance and Executive Committees. The primary responsibilities of each of the standing committees is described below, together with the current membership and number of meetings held in fiscal year 2026. Currently, the Audit, Compensation, and Governance committees are composed entirely of independent, non-management directors. Charters for each of the committees are available on our website at www.wiley.com/en-us/corporate-governance. Each committee conducts an annual self-
evaluation of performance against its objectives and reviews compliance with the charter of the committee. The Board reviews the committee charters annually and approves amendments to the charters proposed by the respective committees, when necessary.
In fiscal 2025, the Governance Committee conducted a comprehensive review of the Board's committee structure, responsibilities, and membership to enhance oversight effectiveness, increase operational efficiency, and create additional time for critical Board education on emerging technologies and strategic product discussions. As part of this review, the Governance Committee approved a restructured committee framework consisting of the Audit, Executive Compensation and Development, and Governance Committees
as standing committees with regularly scheduled meetings, and its standing Executive Committee that was restructured to function as a true executive committee convening on an ad hoc basis rather than meeting on a regular schedule. The Board retains authority to establish additional standing or ad hoc committees as needs evolve. As part of our broader Board refreshment practices, the Governance Committee reviews committee memberships annually. Directors joining new committees participate in a tailored orientation program to create a seamless transition. The following table indicates the Board and committee membership as of the date of this Proxy Statement, and total meetings of the Board and its standing committees for fiscal year 2026.

Committees of the Board

Director	Board[3]	Audit	Compensation	Executive	Governance

Matthew S. Kissner[1]	•
Katya D. Andresen	•		•
Mari J. Baker[2]	•		«	•
David C. Dobson	•		•		•
Brian O. Hemphill	•			•	«
Karen N. Madden	•	•
Raymond W. McDaniel, Jr.	•	•		«
William J. Pesce	•		•		•
Inder M. Singh	•	«		•
Jesse C. Wiley	«			•
Number of Meetings held in Fiscal Year 2026	6	7	6	0	5
«  Board or Committee Chair
1.Mr. Kissner is not a member of a standing committee.
2.Ms. Baker previously informed the Board of her intent not to stand for reelection at the 2026 Annual Meeting. The Board will review committee assignments effective September 25, 2026.
3.The Board's quarterly meetings are conducted over a two-day period. The total number of meetings reflects both days as one meeting.

30	FY26 PROXY STATEMENT

Audit Committee

Number of meetings in FY 2026: 7
Primary Responsibilities
•Assisting the Board in fulfilling its fiduciary oversight responsibilities relating to the integrity of the Company’s financial statements filed with the SEC, accounting policies, adequacy of disclosures, the Company’s compliance with legal and regulatory requirements, the financial reporting process, the systems of internal accounting and financial controls established by management, the controls relating to corporate environmental, social and governance reporting, and the sufficiency of auditing relative thereto.
•Evaluating the qualification, independence and performance of the independent public accounting firm engaged to audit the Company’s financial statements, including reviewing and discussing with such firm their independence and whether providing any permitted non-audit services is compatible with their independence.
•Reviewing the performance and effectiveness of the internal audit function, including its objectives, responsibilities, and compliance with International
Standards for the Professional Practice of Internal Auditing, and qualifications of the internal audit staff.
•Reviewing and approving the internal audit plan.
•Assisting the Board in fulfilling its oversight responsibilities regarding the
Company’s policies and processes with respect to risk assessment and risk management, including overseeing the Company’s assessment and reporting of material risks and any significant non-financial risk exposures and reviewing reports from management on material risk topics.
•Coordinating with other committees of the Board and management to help ensure that the committees have received the information necessary to permit them to fulfill their duties and responsibilities with respect to oversight of risk.
•Overseeing the Company's legal, ethical and regulatory compliance program, including receiving updates on legal matters that may have material impact on the
Company's business, financial statements or compliance policies, and receiving reports on investigations of potentially significant alleged violations of laws, regulations or company policies.
•Establishing and maintaining oversight for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company’s accounting, internal accounting controls, auditing matters and business conduct in accordance with the Business Conduct and Ethics Policy.
•Maintaining financial oversight of the Company’s employee retirement and other benefit plans and making recommendations to the Board with respect to such matters.
•Monitoring and providing oversight of technology and information security risks, including cybersecurity and data privacy, utilization of artificial intelligence, and controls implemented to monitor and mitigate these risks.
•Reviewing, ratifying and/or approving related person transactions.
•Reviewing and discussing quarterly earnings prior to its release and also reviewing quarterly results prior to filings.
Financial Expertise and Independence: The Board has determined that Karen Madden,
Raymond W. McDaniel, Jr. and Inder M. Singh satisfy the criteria adopted by the SEC to serve as “audit committee financial experts” and that all of the members of the Audit
Committee are independent directors and financially literate pursuant to the applicable requirements under the SEC and NYSE rules. No Audit Committee member concurrently serves on the audit committee of more than two other public companies.
Audit Committee Report: The Audit Committee Report is set forth beginning on page
47 of this Proxy Statement.

Committee Members: •Inder Singh (Chair) •Karen N. Madden •Raymond W. McDaniel, Jr.

FY26 PROXY STATEMENT	31

Executive Compensation and Development Committee

Number of meetings in FY 2026: 6
Primary Responsibilities
•Overseeing all aspects of the executive compensation program and ensuring the program best achieves the Company’s objectives, considering the business strategy, talent needs, and market data trends, including overseeing the assessment of the risks related to the Company's compensation policies and programs.
•Annually evaluating the performance of the CEO, including relative to the achievement of approved goals and objectives, and reviewing and recommending for Board approval the CEO’s annual compensation based on the (i) CEO objectives approved by the Board, (ii) performance evaluations conducted by the
Compensation Committee, and (iii) market and/or peer group data, including base salary, incentive compensation, equity compensation, and any perquisites.
•Reviewing and approving management’s recommendations, and providing guidance on matters relating to senior officer appointments, compensation levels, incentive plan goals, and award payouts, including any other key agreements.
•Leading the review of succession planning, development and talent assessment for executive officers (including the CEO) and other critical senior management roles, as needed; and discussing CEO succession planning and talent reviews with the full Board at least annually.
•Developing and maintaining of the emergency succession plan for the CEO.
•Reviewing and, when appropriate, approving the principles and policies for compensation and benefit programs company-wide, and reviewing and approving management's recommendations for adoption, implementation and/or amendment of qualified and non-qualified deferred compensation and pension plans.
•Overseeing the Company’s strategies, policies and practices related to human capital management, including culture, diversity, equity and inclusion, safety, pay equity, and talent management and development, including the ability to attract, develop, and retain talent needed to execute Company strategy.
•Overseeing and monitoring other compensation related policies and practices of the
Company, including the Company's stock ownership guidelines for the CEO and
Senior Officers, and the Company's recoupment clawback policies and procedures.
•Performing all the duties required of the Committee in connection with the
Company's Annual and long-term Incentive Plans and Key Employee Stock Plans, as set forth in such plans.
•Assessing the independence of the compensation consultants, legal and other advisors to the Committee, and hiring and consulting with the independent
Compensation Consultant.
Independence: The Board of Directors has determined that all Compensation
Committee members are independent directors pursuant to the applicable requirements under the SEC and NYSE rules.
Limited Delegation of Authority to Management: The Compensation Committee has
delegated limited authority to the CEO and the Chief People Officer to make certain
“off-cycle” equity grants outside of the annual equity grant process to existing employees who are neither Company executive officers nor directors. The delegation is subject to maximum shares that can be granted per fiscal year, as well as a maximum to any one person per fiscal year. Shares awarded pursuant to this delegation will be valued based on the closing price of the Company’s stock on the NYSE as of the last day of the quarter and will be issued after quarter-end. Any grants made “off-cycle” are reported to the Compensation Committee at the next regularly scheduled quarterly meeting following such awards.
Compensation Committee Report: The Compensation Committee Report is set forth beginning on page 73 of this Proxy Statement.

Committee Members: •Mari J. Baker (Chair) •Katya D. Andresen •David C. Dobson •William J. Pesce

32	FY26 PROXY STATEMENT
Compensation Consultant
The Compensation Committee has engaged FW Cook as its independent Compensation Consultant. FW
Cook advises the Compensation Committee on competitive market practices and trends, provides proxy pay data for the Company’s peer compensation group, presents information and benchmarking regarding specific executive compensation matters, reviews management proposals, and provides recommendations regarding CEO pay. The Compensation Committee reviewed its relationship with FW
Cook, considered FW Cook’s independence and the existence of potential conflicts of interest, and determined that the engagement of FW Cook did not raise any conflict of interest or other issues that would adversely impact FW Cook’s independence.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee has served as one of our officers or colleagues during the last completed fiscal year. None of our executive officers serves as a member of the Compensation
Committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.

Executive Committee

Number of meetings in FY 2026: None
Primary Responsibilities
•Exercising the powers of the Board as appropriate between meetings of the Board, in any case where immediate action is required and the matter is such that a special interim meeting of the full Board is not deemed necessary or possible, including authority to act on urgent or time-sensitive matters, authority to act on behalf of the Board in a crisis when calling an emergency Board meeting will not result in a quorum, authority to act on specified matters delegated by the Board, and authority to provide final approval on matters previously reviewed by the full
Board.
•Operating within specific limitations in accordance with applicable law, including having no authority over matters requiring shareholder approval, filling Board or committee vacancies, fixing director compensation, amending or repealing the
Company's By-Laws, or amending/repealing non-amendable Board resolutions.
•Comprised of the chairs of other standing committees and the Board Chair, with the committee itself chaired by a seasoned director, ensuring experienced leadership and effective coordination across all Board committees.
Independence: The Board of Directors has determined that all Executive Committee members, except for Mr. Wiley, are independent directors under the NYSE rules.

Committee Members: •Raymond W. McDaniel, Jr. (Chair) •Mari J. Baker •Brian O. Hemphill •Inder M. Singh •Jesse C. Wiley

FY26 PROXY STATEMENT	33

Governance Committee

Number of meetings in FY 2026: 5
Primary Responsibilities
•Making recommendations to the Board regarding the size and composition of the
Board and assisting the Board in determining the appropriate general qualifications and criteria for directorships and in the identification of qualified individuals to serve as directors and recommending Board candidates for nomination for election at the Annual Meeting of Shareholders or to fill Board vacancies between annual meetings.
•Annually reviewing the independence guidelines set forth in the Corporate
Governance Principles to determine, and recommend to the Board, whether the independent directors meet these standards.
•Reviewing and providing guidance on the annual objectives of the Chair of the
Board and discussing such annual objectives with the Board.
•Evaluating the performance of the Chair of the Board relative to the approved objectives and discussing such performance evaluation with the Board.
•Developing and reviewing progress annually on the emergency and non-
emergency succession planning for the Chair of the Board.
•Reviewing the composition and structure of standing committees and proposing committee assignments, including committee memberships and chairs to the
Board.
•Coordinating and overseeing the annual Board evaluation process and presenting the results to the Board with recommendations, as appropriate.
•Monitoring and coordinating with management an orientation program for new directors to promote a basic understanding of Board policies and the Company's business and identifying continuing education programs for all Directors.
•Evaluating non-employee director compensation, including the compensation of the Board and committee chairs, and recommending such compensation to the
Board.
•Periodically reviewing the Director travel and expense reimbursement guidelines.
•Reviewing annually the Corporate Governance Principles and recommending amendments to the Board, when necessary.
•Overseeing the Company’s environmental, social and governance strategy and reporting, including belonging and inclusion and impacts of climate. Coordinating with the other committees of the Board, as appropriate, and management, to help ensure that the committees have received the information necessary to permit them to fulfill their duties and responsibilities with respect to oversight of the areas that fall within each committee’s area of responsibility.
•Reviewing, assessing, and pre-approving situations whereby Directors are seeking to join the board of another organization to confirm that there are no potential conflicts of interest or other concerns, and reviewing continued service of directors after material changes to their principal occupation.
Independence: The Board of Directors has determined that all Governance Committee members are independent directors pursuant to the applicable requirements under the
NYSE rules.

Committee Members: •Brian O. Hemphill (Chair) •David C. Dobson •William J. Pesce

34	FY26 PROXY STATEMENT
The Board’s Oversight of Risk Management
Board and Committee Oversight of Risk
The Company has established an Enterprise Risk Management ("ERM") program. Management of risk is the direct responsibility of the Company’s President & CEO and the executive leadership team. The
Board’s role in risk oversight is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts. The
Company believes that the Board’s leadership structure further supports the risk oversight function of the
Board by providing for open communication between the Board and management such that all directors are involved in risk oversight.
The Board administers its risk oversight function directly as well as through its Audit, Governance, and
Compensation Committees. The Company’s senior management engages with and reports to the Board and the relevant committees on a regular basis to address material risks. The Board receives regular reports from these committees, which include reports on those areas over which they have risk oversight responsibility, as appropriate. The Board also dedicates a portion of its meetings to reviewing and discussing the Company’s significant risks topics in greater detail.
Audit Committee: The Audit Committee has oversight responsibility of major financial risk exposures, including litigation and compliance risk and the steps management has taken to monitor and mitigate such exposures. The Audit Committee also assists the Board in fulfilling its oversight responsibilities regarding the Company’s policies and processes with respect to risk assessment and risk management, including overseeing the Company’s assessment and reporting of material risks and any significant non-financial risk exposures and reviewing reports from management on material risk topics. The Audit Committee reviews and takes appropriate action regarding the Company’s annual and quarterly financial statements, the internal audit program and internal control over financial reporting.
The Audit Committee monitors and provides oversight of enterprise-wide and product-related technology and information security risks, including cybersecurity data privacy, artificial intelligence, and controls implemented to monitor and mitigate these risks. The Audit Committee also receives regular updates from management, including from the General Counsel on litigation risk, and reviews the Company's annual disclosures concerning the role of the Board in risk oversight.
In addition, the Internal Audit Department continually monitors the risk profile of the Company and annually presents to the Audit Committee a risk assessment (refreshed semi-annually) that is based on the strategic priorities of our senior leaders, which results in an enterprise-wide key risk map to assist the
Board in its oversight of critical risks. These exercises inform the preparation of a risk-based audit plan to cover and address the effectiveness of control activities in critical areas.
The Audit Committee also holds separate regular executive sessions with internal audit and the
Company's independent auditors.
Executive Compensation & Development Committee: The Compensation Committee has oversight responsibility for the management of risk relating to human capital management, including the Company’s executive compensation programs. The Compensation Committee aims to ensure that the Company’s annual and long-term incentive plans do not incentivize or encourage excessive or unnecessary risk-
taking. The Compensation Committee also reviews executive leadership development and succession plans for the CEO and other executive officer positions. It further reviews and provides guidance to management on talent, structure and capabilities of the Company’s technology, digital product and sales

FY26 PROXY STATEMENT	35
teams. The Compensation Committee retains FW Cook, its independent compensation consultant, to assist with its oversight responsibilities and to ensure that the compensation programs are designed in a manner that aligns the Company's executive compensation program with the interests of the Company and its shareholders and does not encourage excessive or unnecessary risk taking.
Governance Committee: The Governance Committee has oversight responsibility over the Company’s governance structure, corporate social responsibility, and other governance matters, including Board and director performance, director compensation, director succession planning, the Board's annual self-
evaluation of its performance and overall Board effectiveness as well as the review of the Company’s corporate governance documents. The Governance Committee also oversees the Company’s ESG strategy and reporting, ensuring the committees and the Board receive the information necessary to fulfill their duties and responsibilities with respect to comprehensive ESG oversight.
Oversight of ESG Risk
The Board recognizes the importance of our ESG initiatives and the need to provide effective oversight of those initiatives. The Board has oversight responsibility for all areas not specifically delegated to one of its committees. In concert with its committees, the Board also oversees material risks and opportunities related to our strategic plans, including ESG as part of the Company's enterprise strategy. The following are the specific committee responsibilities relating to ESG:
•The Audit Committee Charter sets forth its oversight responsibilities for the controls relating to corporate environmental, social and governance reporting and disclosures, and the sufficiency of auditing relative thereto, as part of its broader oversight of the Company’s financial reporting process and internal accounting and financial controls.
•The Governance Committee’s Charter sets forth its responsibility for oversight of the Company’s ESG strategy and reporting, monitors progress against our goals and provides guidance on our efforts.
•The Executive Compensation and Development Committee Charter sets forth its responsibility for oversight of the Company’s strategies, policies and practices related to human capital management, which the Company considers part of its ESG framework, including culture, inclusion and belonging, safety, pay equity, and talent management and development, including the ability to attract, develop, and retain talent needed to execute Company strategy.
Oversight of Information Technology and Cybersecurity Risk
The Audit Committee is responsible for oversight of cybersecurity, data privacy and information technology risks. To fulfill its oversight responsibilities, the Audit Committee receives regular updates from our Senior Director of Information Security and Compliance and our Senior Director of Data Protection and
Privacy. This includes quarterly updates on topics related to information security, cyber risks, artificial intelligence, data privacy and protection and readiness, with periodic updates provided to the Board. In FY
2026, the Audit Committee held its annual cybersecurity educational session and update, which featured presentations from our Company’s information security and risk management functions, complemented by the perspective of an outside expert on the current cybersecurity landscape. The Company also surveyed its Directors on their skills and experience relating to technology and risk management, including cybersecurity risks, to ensure effective oversight of the Company’s programs, which skills are listed in the
Director Skills and Experience on page 6.
Our global information security and global privacy teams work closely together given that both areas are closely related. The Company’s cybersecurity program is led by our Senior Director of Information Security
and Compliance. The Company's privacy program is led by our Senior Legal Director of Global Privacy and

36	FY26 PROXY STATEMENT
Security and Senior Director of Data Protection and Privacy. However, we believe cybersecurity and privacy are the responsibility of every team member. These programs work in close coordination, recognizing the interconnected nature of cybersecurity, privacy, and AI governance.
The Company's management regularly takes measures to enhance our cybersecurity program to ensure that it reflects developing risks in this space, including independent program assessments, penetration testing and scanning of our systems for vulnerabilities. The following are the components of our cybersecurity risk management program, including but not limited to:
•Leveraging various frameworks from the National Institute of Standards and Technology ("NIST") for
managing cybersecurity risks.
•Employing cybersecurity best practices, including implementing new technologies to proactively monitor new threats and vulnerabilities and reduce risk, maintaining and enhancing governance, risk and compliance management, maintaining security policies, procedures and standards, and continuously updating our response planning and protocols.
•Maintaining a cybersecurity insurance policy to cover costs relating to incidents, data breaches, ransomware extortion payments, and more.
•Performing program maturity assessments minimally every two years using an external thirty-party security assessor, testing our cybersecurity controls, conducting penetration testing and related cyber simulations.
•Performing annual tabletop exercises, and continually evaluating our privacy notices, policies and procedures surrounding our handling and control of personal data and the systems we have in place to help protect us from cybersecurity or personal data breaches.
•Conducting mandatory annual security awareness and privacy awareness training, regular phishing simulations and cyber hygiene training for all individuals who have access to the Company's email and connected devices.
•Consulting regularly with external subject matter experts and advisors on enhancements and opportunities for the continued strengthening of our cyber practices, policies, and program.
•Maintaining a global incident management/response plan and regularly conducting exercises to help with our overall preparedness.
To address, specifically, the evolving AI-related risk landscape, the Company has taken the following measures:
•AI Risk Governance: The Company has established an AI risk governance framework, including an AI
Governance Committee responsible for reviewing AI tool usage, evaluating risk and strategic fit, and providing a resource for employees in their compliance with internal policies and external regulations.
•Third-Party AI Risk Management: As part of the AI risk governance framework mentioned above, the
Company has strengthened its oversight of vendors and partners by updating risk ratings, due diligence, contracts, and monitoring protocols to account for AI-specific risks.
•AI Security Integration: The Company is embedding AI security into its Governance, Risk, and
Compliance models, conducting intelligence-led cyber assessments, and adopting AI-powered cyber defense solutions to detect and respond to AI-enabled threats.

FY26 PROXY STATEMENT	37
•Policy and Compliance: The Company maintains a comprehensive AI Workplace Use Policy that outlines employee responsibilities, approved tools, reporting obligations, and disciplinary consequences for misuse. Regular reviews and feedback loops ensure the policy evolves with technological advancements and regulatory requirements.
•Board and Director Education: Management provides periodic updates to the Board on AI-related developments, including market trends, regulatory changes, and their potential impact on the
Company’s strategy and operations.
•AI Risk Reporting: Management provides quarterly updates to the Audit Committee on the Company’s defensive posture against cybersecurity threats, including AI-powered threats, through training, monitoring, and vendor assessments. These updates also cover the Company’s preparedness for new
AI-related laws and regulations.
Oversight of Compensation Risk
The Company’s compensation program is designed to attract, retain, motivate and reward talented executives and colleagues whose efforts will drive Company performance and maximize return to shareholders. Our pay-for-performance philosophy focuses colleagues’ efforts on delivering short-term and long-term financial success for our shareholders without encouraging excessive risk taking. The
Compensation Committee, which consists entirely of independent Board members, oversees the executive compensation program for the named executive officers, as well as other senior officers of the
Company.
The following is a description of both the Compensation Committee and management processes related to the compensation risk assessment process, as well as a description of the Company’s compensation risk mitigation techniques.
The Compensation Committee reviews and approves the annual and long-term plan performance measures and goals annually. This includes setting appropriate thresholds and outstanding performance levels for each performance metric. As a part of this process, the Compensation Committee focuses on the behaviors it is seeking to incentivize and the potential associated risks. The Compensation Committee periodically receives financial information from the Chief Financial Officer, and information on accounting matters that may have an impact on the performance goals, including any material changes in accounting methodology and information about extraordinary or special items excluded in the evaluation of performance, as permitted by the 2022 Omnibus Stock Plan and Long-Term Incentive Plan (i.e., the
shareholder plans).  Such information assists the Compensation Committee to understand how the exercise of management judgment in accounting and financial decisions affects plan payouts. Members of the Compensation Committee approve the final incentive compensation awards after reviewing executive, corporate and business performance, and may apply discretion if they believe the level of compensation is not commensurate with performance.
The following compensation policies and practices serve to reduce the likelihood of excessive risk taking:
•The Compensation Committee approves incentive financial targets and results.
•Clawback provisions are in place in case of restatement of financial results, and extend beyond regulatory requirements.
•Stock ownership and retention guidelines are in place for senior officers.
•The Committee receives advice and counsel from an outside compensation consultant.

38	FY26 PROXY STATEMENT
•Financial incentive measures are aligned with operating and strategic plans.
•A significant portion of our annual and long-term incentives are based on profitability, ensuring a correlation between pay and performance.
•The maximum potential payouts of awards under our annual and long-term incentive plans for executive officers are capped.
•Pay mix balances short-term and long-term performance.
•The majority of compensation for senior executives is delivered in long-term incentives.
•Focus on performance share units in the long-term plan ensures alignment with shareholders.
Based on this review, we believe that our compensation program for all colleagues rewards for performance, is aligned with the interests of our shareholders and does not involve risks that are reasonably likely to have a material adverse effect on the Company. A more detailed discussion of the
Company’s executive compensation program can be found in the Compensation Discussion and Analysis beginning on page 52.

FY26 PROXY STATEMENT	39
Director Compensation
Highlights of our Director Compensation Program
•No fees for Board meeting attendance
•Emphasis on equity, aligning director interests with shareholders
•Benchmarking against peers with advice from an independent compensation consultant
•Robust director stock ownership guidelines
Each non-management director is compensated for service on the Board of Directors. The Governance
Committee and the Board review the director compensation program annually. As part of the annual review, management engages FW Cook to conduct a director compensation analysis. FW Cook provides director compensation data for the Company’s peer group used to benchmark director compensation.

Additional Annual Cash Retainers
Board Chair	$150,000
Committee Chairs
Audit	$30,000
Compensation	$20,000
Governance	$17,500
Ad hoc committees	$15,000
Non-Chair Committee Members
Audit	$15,000
Compensation	$10,000
Governance	$8,750
Ad hoc committees	$7,500
Directors’ Cash Compensation Fiscal Year 2026
In fiscal year 2026, our non-management directors receive an annual cash retainer of $85,000. In addition to the annual cash retainer, non-management directors serving on a committee receive an annual committee retainer, either as a member or as chair of that committee. The Audit Committee chair receives an additional annual retainer of $30,000; the Compensation Committee chair receives an additional annual retainer of $20,000, and the Governance Committee chair receives an additional annual retainer of
$17,500. Each of the non-chair members of the Audit. Compensation and Governance Committees receive an annual retainer of $15,000, $10,000, and $8,750, respectively. If the Executive Committee or the CEO
Succession Committee, both considered ad hoc committees of the Board, were active during the quarter, the chair of such committee receives an annual retainer of $15,000 and non-chair members receive an annual retainer of $7,500.  As Chair of the Board, Mr. Wiley receives a total annual cash retainer of
$365,000, consisting of $215,000 in cash (which reflects $85,000 for the annual cash retainer and
$130,000 in lieu of the annual equity award), plus an incremental cash retainer of $150,000 for his role as Chair. No changes were made to the non-management director compensation program in fiscal year
2026.

40	FY26 PROXY STATEMENT
All retainers are paid in quarterly installments and are prorated for partial years of service. No fees are paid for attendance at meetings. Non-management directors do not receive any other cash compensation from the Company, except for reimbursement of expenses incurred in relation to service on the Board.
Directors who are employed by the Company do not receive additional compensation for Board service.
Directors’ Stock Compensation Fiscal Year 2026
Under the 2022 Omnibus Stock Plan and Long-Term Incentive Plan adopted on September 29, 2022 (the
"Omnibus Stock Plan"), each of our non-management independent directors receive an annual award of restricted Class A Common Stock equal to $130,000, with the amount of shares granted based on the stock price of John Wiley & Sons, Inc. Class A Common Stock at the close of the NYSE on the day of the
Company's Annual Meeting. Such restricted shares granted vest on the earliest of (i) the day before the next Annual Meeting following the grant, (ii) the non-management director’s death or disability (as determined by the Governance Committee), or (iii) a Change in Control (as defined in the Omnibus Stock
Plan). Seven of the current directors received stock compensation in fiscal year 2026 and, except for Mr.
Pesce, deferred the receipt of the shares and received them as deferred share units under the Deferred
Plan for Directors, as defined in the following paragraph. Mr. Wiley’s compensation for service on the
Board is provided 100% in the form of cash in lieu of stock due to his shareholdings as a member of the
Wiley Family. No stock options have been granted to directors.
Deferred Compensation Plan for Directors
The Company established a Deferred Compensation Plan for Directors’ 2005 & After Compensation, as
amended through September 20, 2022 (the “Deferred Plan”). Non-management directors are eligible to participate and may defer all or a portion of their annual cash retainer fees in investment funds and/or
Class A Common Stock. They may also defer their annual stock award.
Each participant may designate their preference for the manner in which the deferred cash in their
Director Fee Account will be invested from among the investment funds made available for such designation from time to time. Retainers deferred in the form of deferred share units receive dividends in the form of additional deferred share units based on the closing price of the Class A Common Stock on the distribution date of the dividend. Deferred cash and/or stock is payable to the directors upon their retirement from the Board, either in a lump sum or in the form of ten maximum annual installments disbursed on January 15th of each year following their retirement.
Matching Gift Program
Directors are eligible to participate in the Company's matching gift program to give back to the community and support important causes. The Company matches 100% of charitable donations to qualified entities up to a maximum of $10,000 per year for each director.
Limited Trading Windows
Our directors, including non-management directors, can only transact in Company securities during approved trading windows after satisfying mandatory pre-clearance requirements.

FY26 PROXY STATEMENT	41
Director Compensation Table
The table below indicates the total compensation received by each non-management director during fiscal year 2026. Matthew S. Kissner, our President and CEO, the sole employee director, does not receive any compensation for his service as a director. Mr. Kissner’s employee compensation for fiscal year 2026 is shown in the Summary Compensation Table on page 63.

	Fiscal Year 2026 Director Compensation

Name	Cash Fee[1] ($)	Chair Fee[1] ($)	Stock Awards[2] ($)	All Other Compensation[3,4] ($)	Total ($)

Katya D. Andresen[3,4]	68,750	—	165,055	14,643	248,448
Mari J. Baker[3,4,5]	85,000	20,000	130,000	65,587	300,587
David C. Dobson[3,6]	103,750	—	130,000	42,361	276,111
Brian O. Hemphill[3]	85,000	17,500	130,000	18,657	251,157
Karen N. Madden[3,4,7]	100,000	—	130,000	7,245	237,245
Raymond W. McDaniel, Jr.[3,4,7]	100,000	—	130,000	96,106	326,106
William J. Pesce[3,4]	103,750	—	130,000	14,467	248,217
Inder M. Singh[3]	85,000	30,000	130,000	20,336	265,336
Jesse C. Wiley[8]	215,000	150,000	—	—	365,000
1.Includes fees earned and paid in cash and fees earned but deferred under the Deferred Plan in fiscal year 2026.
2.On September 25, 2025, each of our then sitting non-management directors, other than Mr. Wiley, received an annual restricted stock award of 3,275 shares of Class A Common Stock based on the closing price of $39.69.
3.Includes the cash value of dividends accrued on stock awarded to the directors under the Deferred Plan and the Omnibus Stock
Plan as described above. The cash value of dividends in fiscal year 2026 are $4,643 for Ms. Andresen, $57,587 for Ms. Baker,
$42,361 for Mr. Dobson, $18,657 for Dr. Hemphill, $6,245 for Dr. Madden, $86,106 for Mr. McDaniel, $4,467 for Mr. Pesce, and
$20,336 for Mr. Singh.
4.Includes cash donations made by Directors to qualified organizations and matched by the Company pursuant to the Company’s
Matching Gift Program in fiscal year 2026, as described above: Ms. Andresen - $10,000, Ms. Baker - $8,000, Dr. Madden -
$1,000, Mr. McDaniel - $10,000, and Mr. Pesce - $10,000.
5.Ms. Baker notified the Board of her intent not to stand for reelection at the 2026 Annual Meeting. Upon the expiration of her term, any outstanding vested awards will be distributed to her in the form and on the schedule she elected, in accordance with the terms of the applicable award agreements and the Deferred Plan.
6.Mr. Dobson elected to defer 100% of his cash compensation pursuant to the Deferred Plan through December 31, 2025.
Beginning in January 2026, he elected to receive his retainer in the form of cash through the end of fiscal year 2026.
7.Dr. Madden and Mr. McDaniel elected to defer 100% of their cash compensation pursuant to the Deferred Plan.
8.Mr. Wiley received an annual cash retainer of $215,000, comprised of the $85,000 annual cash retainer and $130,000 in lieu of the annual equity award, and an incremental cash retainer of $150,000 for his role as Chair.

42	FY26 PROXY STATEMENT
Outstanding Deferred Stock Awards at
Fiscal Year End

Name	Number of Shares Underlying Outstanding Deferred Stock Equivalent as of April 30, 2026 (#)	Number of Shares Underlying Outstanding Stock Option (#)

Katya D. Andresen	4,181	—
Mari J. Baker[1]	42,373	—
David C. Dobson	31,389	—
Brian O. Hemphill	14,290	—
Karen N. Madden	5,336	—
Raymond W. McDaniel, Jr.	62,945	—
Inder M. Singh	15,501	—
William J. Pesce[2]	—	—
Jesse C. Wiley[3]	—	—
1.Ms. Baker notified the Board of her intent not to stand for reelection at the 2026 Annual Meeting. Upon the expiration of her term, any outstanding vested awards will be distributed to her in the form and on the schedule she elected, in accordance with the terms of the applicable award agreements and the Deferred Plan.
2.Mr. Pesce does not defer receipt of his cash retainer nor annual restricted stock award.
3.Mr. Wiley does not receive deferred stock awards.
Non-Management Stock Ownership Guidelines
The Board has established guidelines for the amounts of our common stock that our non-management members of the Board should beneficially own. Under those guidelines, directors are expected to hold stock interests valued at no less than five times that directors' annual cash compensation to which the
Director is entitled for Board service, which can be met by accumulating annual stock grants during their term of Board service. Directors are expected to meet the requirements by the end of an initial five-year accumulation period and to maintain such an ownership level thereafter. The five-year period is measured from the date the individual is first elected as a member of the Board. As of April 30, 2026, each of our non-management directors have met the guidelines or are within the initial five-year accumulation period for meeting such guidelines.
Communications with the Board
Shareholders and other persons interested in communicating with any individual Director or the Board as a whole may do so by submitting such communication in writing and sending it by mail to the attention of the appropriate party or to the attention of our Chair of the Board, John Wiley & Sons, Inc., 111 River
Street, Hoboken, New Jersey 07030-5774 or by email to non-managementdirectors@wiley.com. Persons with complaints or concerns about accounting, internal controls or auditing matters may contact the Audit
Committee at: non-managementdirectors@wiley.com.

FY26 PROXY STATEMENT	43
The Company’s Office of the Corporate Secretary reviews all communications sent to the Board and forwards such communications as appropriate. Directors may, at any time, discuss the Board communications received by the Company. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Internal Audit Department and handled in accordance with the procedures established by the Audit Committee with respect to such matters.
Certain items that are unrelated to the duties and responsibilities of the Board or its committees (such as business solicitation or advertisements; junk mail or mass mailings; resumes or other job-related inquiries;
unsolicited ideas or business proposals; and material that is determined to be illegal or otherwise inappropriate) will not be forwarded.

44	FY26 PROXY STATEMENT

ESG and Corporate Impact

Throughout our 219-year history, we have helped drive societal progress by ensuring widespread access to the world’s latest thinking and acting as a trusted partner to our authors, customers, colleagues, and the broader research and learning communities we serve. We embrace sustainability as a strategic imperative and are committed to environmental responsibility, social inclusion, and ethical practices. As a signatory of the United Nations ("UN") Global Compact and UN Sustainable Development Goals ("SDG")
Publishers Compact, we advance knowledge in support of all seventeen SDGs through our publishing activities and have prioritized three (3) SDGs: 4: Quality Education, 10: Reduced Inequalities, and 13:
Climate Action, where we believe we can make the most impact.
Environmental Responsibility
We are committed to reducing our impact on the planet. With a focus on climate action, we continue to drive a reduction in our greenhouse gas emissions compared with our FY20 baseline year. This progress is consistent with our Science Based Targets initiative-validated commitment to achieve carbon net zero by
2040.  We report our GHG emissions and climate strategy annually.
Our environmental action, which spans our facilities and fleet, energy consumption, and partnerships across our value chain, is guided by our Environmental Policy, as well as a dedicated Paper Selection and
Use Policy. We uphold high environmental standards for ourselves and our supply chain as set by the
Forest Stewardship Council, Sustainable Forestry Initiative, and Programme for the Endorsement of Forest
Certification. We also support forest restoration efforts concentrated in the regions from which we source the majority of our paper, helping to replenish forest cover in areas affected by commercial logging and natural disturbances such as wildfire. We work to integrate environmental considerations throughout our operations, and benefit from a growing network of colleagues connecting environmental action to our business optimization programs, production and delivery, supply chain management, reporting, publishing and product strategy, and customer engagement. To support progress toward our environmental goals,
Wiley developed the LEAF (Lean Environmental Advancement Framework) program, which applies continuous improvement approaches to sustainability challenges and empowers colleagues across the business to lead environmental projects aligned with our climate and environmental priorities.
We continuously work to ensure increased transparency of our environmental action and overall ESG efforts. In FY25, we responded to CDP Climate & Forests, the UN Global Compact Communication on
Progress, EcoVadis, and released our Taskforce on Climate-related Financial Disclosure report. In 2026, we were also recognized by Newsweek as one of America's Greenest Companies and one of America's
Most Responsible Companies, by USA Today as one of America's Climate Leaders, and by TIME, in
partnership with Statista and The Upright Project, on its inaugural World's Most Impactful Companies list.
TIME separately named us to its list of America's Top EdTech Companies.
Our environmental commitments also extend into how we approach emerging technologies. Wiley's AI
Principles commit the Company to accountability to people and the planet, incorporating environmental impact as a core dimension of responsible AI use.
Through our products and solutions, we work to increase the world’s understanding of environmental and climate science. We publish over 166 journals related to climate science and the environment, partner with nearly 70 of the world’s leading scientific and scholarly societies in these disciplines, and, throughout calendar year 2025, published over 42,000 scientific articles addressing topics related to environmental-
focused UN SDGs.

FY26 PROXY STATEMENT	45
Inclusion & Belonging
Fostering an environment where research and learning content and solutions are created, shared, and accessed inclusively is central to our mission. We actively promote authorship from across global communities, invest in business models that enable widespread access to content, partner with industry groups and nonprofit organizations to champion inclusion, and work to build a company culture where everyone can feel like they belong. Our strategy is focused on four strategic pillars that reflect our near-
term priorities—fostering an inclusive community, enhancing our foundation, understanding our people, and creating impact through our business.
Our colleague community is one of our greatest strengths. Our success depends on our ability to continue to develop, attract, reward, and retain highly motivated and talented people at all levels of our organization. We invest in our colleagues’ development, providing opportunities to participate in learning activities, courses, and programs. We prioritize colleagues’ well-being through our benefits and our focus on creating connections in-person and virtually. We build conditions and opportunities for internal talent mobility, working to provide colleagues with a home at Wiley whatever the vision for their own careers.
We have 11 active, volunteer-led Employee Resource Groups ("ERGs") amplifying our priorities through learning, community engagement, allyship, and advocacy.
We continue to invest in building and promoting inclusive products and business models. In our Research publishing program, for example, our RISE (Research in Support of Equity) online collections spotlight research with meaningful community impact. In fiscal year 2026, we also introduced a mechanism to collect voluntary, anonymized demographic data from authors, reviewers, and editors. While the data are never used in editorial or publication decisions, aggregate results help the company understand and benchmark representation across our scholarly publishing community in line with an industry-wide joint commitment.
Partnerships are a critical component of our commitment to inclusion. Wiley committed $250,000 in sponsorship to the Greenlight Fund, a national nonprofit with a local focus that partners with communities to create opportunities for inclusive prosperity, administered over five years. Another example is our continuing partnership with Research4Life, an organization focused on bringing scientific and scholarly publishing products and services to researchers in lower and middle income countries.
Publishing Ethics and Integrity
Our commitment to integrity in publishing is the cornerstone of our operations, ensuring trust with stakeholders by working in a way consistent with our values and responsible practices. Our Best Practice
Guidelines on Research Integrity and Publishing Ethics, established in 2006 and regularly updated, set the standard for editorial processes across a broad audience, including researchers, societies, librarians, funders, corporations, publishers, and journalists. The latest revision addresses the ethical use of AI, emphasizing productivity and innovation while maintaining safety and ethics.
Our Editor Code of Conduct, introduced in 2024, complements these guidelines, detailing editors’ roles in peer review and editorial strategy. Wiley confronts the industry-wide challenge of research integrity, acknowledging pressures on researchers that may lead to unethical practices like paper mills and peer review rings. In response to increasingly sophisticated integrity threats, Wiley has enhanced our integrity screening and assurance capabilities, and will continue to do so.

46	FY26 PROXY STATEMENT
Technological advancements are integral to Wiley’s strategy, and we continue to evolve tools to detect compromised research, including paper mill similarity detection, problematic phrase recognition, unusual publication behavior detection, researcher identity verification, Generative-AI generated content detection, and journal scope checker. Participation in initiatives like the STM Integrity Hub and United2Act, and membership in the Committee on Publication Ethics (COPE), reflect Wiley’s dedication to research integrity. We also support further development of research integrity practices in part through our multi-
year partnership with The Center for Science and Technology Studies at Leiden University, where Wiley continues to sponsor a PhD position researching paper mills and related forms of systematic manipulation in research and publishing.
As AI continues to impact the publishing landscape, Wiley is helping authors incorporate AI into their work ethically while ensuring the integrity of published information. We've released guidelines on the responsible and effective use of AI in authorship. In the guidelines and accompanying FAQs, Wiley provides suggestions to authors on how to use AI tools in their manuscript preparation while preserving the author's authentic voice and expertise, maintaining reliable, trusted, and accurate content, safeguarding intellectual property and privacy, and meeting ethics and integrity best practices. Those guidelines build on insights generated from our major study exploring how AI is used across the research process, where it is positioned to make a significant impact, variations in adoption and interest, and the role publishers can play in supporting researchers' responsible and evolving use of AI. We made the results of that work publicly available, to help facilitate learning and growth across the publishing community. These author-facing guidelines sit within Wiley's broader AI Principles, human oversight, trustworthiness and transparency, safety and fairness, and governance and accountability, including our accountability to people and the planet, which guide our approach to AI across the Company. In fiscal year
2026, we launched a company-wide Responsible AI training course for colleagues, reinforcing these principles in day-to-day practice.
Overall, our approach to ensuring integrity in publishing relies on the continuous evolution of guidelines, effective use of technology and a growing opportunity to leverage responsible AI-usage, and collaborative efforts to address challenges in the publishing industry. We remain proactive and committed to safeguarding the integrity of scholarly communication.
Additional Information
For additional details on our ESG initiatives, please refer to our forthcoming FY26 ESG Report. This comprehensive report provides in-depth insights into our sustainability efforts, community engagement, and corporate responsibility.
Please note that the information contained on or accessible through our website, including the FY26 ESG
Report and any EEO-1 reports, is not incorporated by reference into this Proxy Statement or any of our other filings with the SEC or considered to be part of this document.

FY26 PROXY STATEMENT	47

Audit Committee Matters

Audit Committee Report
The Audit Committee operates under a written charter adopted by the Board that outlines its responsibilities and its practices. You can view the charter on the Company’s website: https://
www.wiley.com/en-us/corporate-governance. The Audit Committee reviews and assesses the adequacy of its charter at least annually and, when appropriate, recommends to the Board changes to the charter to reflect the evolving role of the Audit Committee.
The Audit Committee is responsible for oversight relating to the integrity of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company’s financial statements compliance with legal and regulatory requirements; the independent auditors’ qualifications and independence; the performance of the Company’s internal audit function and the independent auditors;
and the Company’s ethical compliance programs. The Audit Committee consists of three members who, in the judgment of the Board, are independent and financially literate, as those terms are defined by the SEC and the listing standards of the NYSE. The Board has determined that Dr. Madden and Messrs. McDaniel and Singh of the Audit Committee satisfy the financial expertise requirements and have the requisite experience to be designated “audit committee financial experts” as defined by the rules of the SEC.
Management has the primary responsibility for:
•the preparation, presentation, and integrity of the financial statements of the Company; and
•maintaining appropriate accounting and financial reporting policies and practices; and
•internal controls and procedures designed to assure compliance with generally accepted US accounting standards and applicable laws and regulations.
The Audit Committee is responsible for the oversight of these processes. In this fiduciary capacity, the
Audit Committee has held discussions with management and the independent auditors regarding the fair and complete presentation of the Company’s results for the fiscal year ended April 30, 2026.
Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with U.S. GAAP. The Audit Committee has discussed with the independent auditors significant accounting principles and judgments applied by management in preparing the financial statements as well as alternative treatments. The Audit Committee discussed with the independent auditors the matters required to be discussed pursuant to Public Company Accounting Oversight Board
("PCAOB") Auditing Standard No. 16 (Communications with Audit Committees).

48	FY26 PROXY STATEMENT
The Audit Committee has had discussions with and received regular status reports from the independent auditors and the Corporate Vice President of Internal Audit regarding the overall scope and plans for their audits of the Company, including their scope and plans over management’s assessment of the effectiveness of internal control over financial reporting. The independent auditors provided the Audit
Committee with written disclosures and the letter required by applicable professional and regulatory standards relating to the Company’s independent registered public accounting firm,
PricewaterhouseCoopers LLP's ("PwC"), independence from the Company, including the PCAOB, pertaining to the independent auditor's communication with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors their independence.
The Audit Committee also considers whether providing non-audit services is compatible with maintaining the auditor’s independence.
Based upon the review and discussions referred to above, the Audit Committee recommended to the
Company’s Board of Directors that the audited financial statements be included in the Company’s Annual
Report on Form 10-K for the fiscal year ended April 30, 2026, as filed with the SEC.
The Audit Committee:
Inder M. Singh (Chair), Karen N. Madden and Raymond W. McDaniel, Jr.

FY26 PROXY STATEMENT	49

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee is responsible for the
appointment, compensation and oversight of the
independent auditor. The Audit Committee has
appointed PwC as the Company’s independent
registered public accounting firm for the fiscal year
ending April 30, 2027.
The Audit Committee evaluates, at least annually, the
independent auditor’s qualifications, performance
and independence. The Audit Committee believes
that the engagement of PwC as the Company’s
independent registered public accounting firm for
fiscal year ended April 30, 2027, is in the best
interest of the Company and its shareholders, and
the Board recommends that shareholders ratify the
Audit Committee’s appointment of PwC as the
Company’s independent registered public accounting
firm for fiscal year 2027.
As the Audit Committee has responsibility for the
appointment of our independent registered public
accounting firm, ratification of the appointment of
PwC is not required. However, the Audit Committee
will take shareholders’ votes on this proposal into
consideration when appointing the independent
registered public accounting firm in the future.  Even
if the selection is ratified, the Audit Committee in its
discretion may select a different independent
registered public accounting at any time during the
year if it determines that such a change would be in
the best interests of the Company and our
shareholders. Representatives of PwC are expected
to be present at the virtual Annual Meeting with the
opportunity to make a statement, if they desire to do
so, and such representatives are expected to be
available to respond to appropriate questions. Unless
contrary instructions are noted thereon, the proxies
will be voted in favor of the following resolution,
which will be submitted at the Annual Meeting:
“RESOLVED, that the appointment
by the Audit Committee of
PricewaterhouseCoopers LLP as
independent public accountants for the
Company for the fiscal year ending April
30, 2027, be, and it hereby is, ratified.”
In the event that the foregoing proposal is defeated,
the adverse vote will be considered by the Audit
Committee in its selection of auditors for the
following year. However, because of the difficulty
and expense of making any substitution of auditors
so long after the beginning of the current fiscal year,
it is contemplated that the appointment for the fiscal
year ended April 30, 2027, will be permitted to stand
unless the Audit Committee finds other good reason
for making a change. If the proposal is adopted, the
Audit Committee, in its discretion, may still direct the
appointment of new independent auditors at any
time during the fiscal year if it believes that such
a change would be in the best interests of the
Company and its shareholders.

The Board recommends a vote “FOR” the ratification of PwC as the Company's independent public accounting firm for the fiscal year ended April 30, 2027.

50	FY26 PROXY STATEMENT
Audit Committee Fees
Fees of Independent Registered Public Accounting Firm
The following table summarizes the aggregate fees for professional audit services and other services rendered to the Company by PwC for the fiscal years ended April 30, 2026, and April 30, 2025.

	2026 ($)	2025 ($)

Audit Fees[1]	2,583,045	2,647,760
Audit-Related Fees	0	0
Tax Fees[2]	494,825	494,571
All Other Fees[3]	26,272	2,000
Total	3,104,142	3,144,331
1.Total aggregate fees billed for professional services in connection with the integrated audit and review of the Company’s
Consolidated Financial Statements, and statutory audits of certain of the Company’s international subsidiaries.
2.The aggregate fees billed for services rendered by tax personnel, except those services specifically related to the audit of the financial statements. Such services included tax consulting, planning, transfer pricing, tax return reviews and advice related to tax compliance.
3.The aggregate fees billed for other services, which were for PwC Disclosure Checklist, UK IXBRL tagging services and data room review.
The Audit Committee has advised the Company that in its opinion the services rendered by PwC are compatible with maintaining their independence.
Pre-Approval of Services Provided by the Independent Registered Public Accounting
Firm
Consistent with its charter and applicable SEC rules, the Audit Committee approves all fees paid to, and all services performed by, our independent registered public accounting firm. The Audit Committee has adopted a policy of pre-approving all audit and non-audit services performed by the independent auditors.
Pursuant to this policy, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the independent registered public accounting firm during the year. In addition, pursuant to authority delegated by the Audit
Committee, the Audit Committee Chair may approve engagements that are outside the scope of the services and fees approved by the Audit Committee, which are later presented to the Audit Committee.
For each category of proposed service, the independent registered public accounting firm is required to confirm that the provision of such services does not impair its independence. The Audit Committee approved all services provided by PwC.

FY26 PROXY STATEMENT	51

Proposal 3. Non-binding Advisory Vote of Named Executive Officer Compensation

We are requesting that shareholders indicate their
approval of our Named Executive Officers’
compensation, as described in the compensation
tables, narrative discussion, and Compensation
Discussion and Analysis set forth in this Proxy
Statement. This proposal, known as a “say-on-pay”
proposal, allows shareholders the opportunity to
express their views on these matters. The “say-on-
pay” vote is an advisory vote, which is therefore not
binding on the Company, the Compensation
Committee or the Board of Directors. However, the
Board values and encourages constructive input
from our shareholders regarding the Company’s
compensation philosophy, policies and practices,
and believes it is important that such policies and
practices are aligned with the best interests of our
shareholders. The views of our shareholders are
important to the Company, and will be given careful
consideration by the Company, the Compensation
Committee and the Board of Directors.
In a non-binding advisory vote on the frequency of
the say-on-pay proposal held at our 2023 Annual
Meeting of Shareholders, a majority of shareholders
voted in favor of holding say-on-pay votes annually.
In light of this result and other factors, the Board
determined that the Company would hold advisory
say-on-pay votes on an annual basis until the next
required advisory vote on such frequency.
Compensation for our Named Executive Officers in
fiscal year 2026 was consistent with the principles
of our compensation philosophy and reflects our
financial performance, the cumulative return to
shareholders in fiscal year 2026 and achievements
of the executive team. Our compensation
philosophy is designed to (i) align the Company’s
goals with shareholder interests; (ii) attract and
retain world-class talent; (iii) pay competitively
compared with our peer group and the
marketplace; and (iv) reward strong performance
and limit rewards for performance below targets.
Our fiscal year 2026 compensation packages
reflect these guiding principles.
The discussion set forth in the Compensation
Discussion and Analysis beginning on page 52
of this Proxy Statement provides a complete
discussion of our compensation programs and
policies, including design, implementation,
oversight, administration, ongoing review and risk
assessment of our programs and policies. Our
Compensation Committee and Board of Directors
believe that our compensation programs and
policies are designed and carried out in a manner
that allows us to achieve our business goals and
reflect the guiding principles of our compensation
philosophy. A vote “FOR” approval will be a vote in
favor of the following resolution:
“RESOLVED, that the shareholders of
John Wiley & Sons, Inc. hereby approve,
on an advisory basis, the compensation of
the Company’s Named Executive Officers,
as described in the compensation tables,
narrative discussion and Compensation
Discussion and Analysis, set forth in this
Proxy Statement.”

The Board recommends a vote “FOR” the approval, on an advisory basis, the compensation of the Named Executive Officers.

52	FY26 PROXY STATEMENT

Executive Compensation

Compensation Discussion and Analysis
A message from our Executive Compensation & Development Committee Chair
Our compensation program, which we believe is well aligned with our shareholders’ interests, provides highly competitive total packages that attract, motivate and reward transformative leaders based on their individual qualifications and performance outcomes.
At our Annual Meeting last year, our shareholders again expressed substantial support for our executive compensation program, with our Say-on-Pay proposal receiving over 98% approval. The Executive
Compensation and Development Committee ("Compensation Committee") believes the strong shareholder support signals approval of the current pay-for-performance approach, the incremental changes we have made to ensure our compensation programs support our business strategy, and the sound governance practices in place at Wiley.
Our goal in this Compensation Discussion and Analysis (“CD&A”) is to provide an understanding of our executive compensation program and explain how and why the Compensation Committee arrived at the specific compensation decisions involving the NEOs for fiscal year 2026.
In fiscal year 2026, the Company delivered record margins and exceptional cash flow growth, accelerated its leadership position in the AI economy, and capped the year with transformational moves – from market-defining AI partnerships, to the recent appointment of new leadership in Research, alongside continued investment in our AI and Data Analytics program, and our largest acquisition since 2007.
Fiscal year 2026 brought significant market challenges, and while the company fell short of revenue targets, we delivered profit measures at or about market expectations. Annual incentive funding is below the target level for the executive officers and all broad-based incentive plan participants primarily due to the revenue shortfall.  Long-term incentives for the three-year cycle ending this year are above target, reflecting strong expense management, offsetting revenue challenges in the final year of the performance period. For the FY26–28 PSU cycle, the performance component was determined at 99% of target, with the resulting shares remaining subject to two additional years of continued service.
Our leadership team, including three new executive leadership members, are driving Wiley’s next chapter of compounding growth in Research and AI and Data Analytics, delivering greater impact for our customers, and unlocking more value for our stakeholders.
Mari J. Baker
Chair, Executive Compensation and Development Committee

FY26 PROXY STATEMENT	53
Fiscal Year 2026 Named Executive Officers
This CD&A describes the compensation of the following NEOs:

Name	Title

Matthew S. Kissner	President and Chief Executive Officer ("CEO")
Craig M. Albright	Executive Vice President and Chief Financial Officer (“CFO”) [1]
Christopher F. Caridi	Senior Vice President, Business Transformation ("Former Interim CFO") [2]
James J. Flynn II	Former Executive Vice President and General Manager, Research and Learning ("Former GM") [3]
Danielle McMahan	Executive Vice President and Chief People Officer ("CPO")
Andrew S. Weber	Executive Vice President, Technology & Operations (“EVP, T&O”)
1.Mr. Albright was appointed CFO on June 26, 2025.
2.Mr. Caridi was appointed as our Interim CFO as of September 18, 2024. As of June 26, 2025, he ceased serving as Interim CFO and transitioned to Senior Vice President, Chief Accounting Officer (“CAO”) and Finance Transformation Lead. On July 9, 2026,
he ceased serving as the Company’s CAO and was named SVP, Business Transformation.
3.Mr. Flynn separated employment with the Company effective May 11, 2026. The terms of his separation are described in more detail in the Potential Payments upon Termination section of this Proxy Statement.
Compensation Highlights
The table below reflects compensation highlights from fiscal year 2026, including a summary of our pay mix, performance outcomes and pay delivery, and changes made to our long-term and annual incentive programs.

Pay Mix	Pay for Performance

•Our pay mix emphasizes performance: for fiscal year
2026, 77% of our Named Executive Officers (“NEO”)’
target total direct compensation was variable or
performance-based.
•Base salaries provide executive officers with market
competitive fixed pay reflective of their role, experience
and contributions, and allows us to attract and retain
transformative talent.
•Annual incentive opportunities motivate and reward
executive officers for driving short-term Company and
business performance, and individual objectives that help
drive long-term performance.
•Long-term incentives motivate and reward executive
officers for driving sustainable financial results aligned
with the business strategy and priorities, and the interest
of our shareholders through the performance of our
common stock. Our long-term incentive program is
majority performance-based; for fiscal year 2026, under
our Executive Long-Term Incentive Plan (“ELTIP”), we
granted a mix of 60% performance share units ("PSUs")
and 40% time-based restricted stock units ("RSUs").

•Annual incentives are funded at the Company
level and then awarded based on individual
performance. For fiscal year 2026, annual
incentive awards for the NEOs ranged from 67%
to 98% of target. These payouts reflected
Company funding at 82% of target, based on
adjusted revenue performance at 97% of target
and adjusted operating income performance at
98% of target, as well as average NEO personal
performance of 104%.
•PSUs eligible to vest this year—based on
achievement against cumulative adjusted revenue
and cumulative adjusted EBITDA goals established
at the start of the fiscal 2024–2026 performance
cycle—paid out at 110% of target. Using the fair
market value on the grant date and at the end of
the performance cycle, the payout represented
149% of target value, driven by an increase in stock
price. The above-target payout reflected strong
profit performance across all years of the cycle,
which offset a revenue shortfall in the third year of
the performance period.

54	FY26 PROXY STATEMENT
Compensation Snapshot – CEO and NEOs
The charts below depict the mix of target pay for our CEO, and the other NEOs for the 2026 performance year, including base salaries, target cash and equity incentive award opportunities for fiscal year 2026. All values in $000s.

■ BASE SALARY
■ TARGET ANNUAL INCENTIVE
■ TARGET LONG-TERM INCENTIVE

How We Make Compensation Decisions
The Compensation Committee is primarily responsible for administering the Company’s executive compensation program. The Compensation Committee reviews and approves all elements of the executive compensation program that cover the NEOs. In fulfilling its responsibilities, the Compensation
Committee is assisted by its independent compensation consultant, FW Cook, and takes into account recommendations from the CEO. The primary roles of each party are summarized below.

Party	Primary Roles

Executive Compensation & Development Committee
•Oversee all aspects of the executive compensation program
•Approve officer compensation levels, incentive plan goals, and award payouts
•Review CEO goals and objectives, evaluate CEO performance, and recommend CEO compensation to the full Board of Directors for approval
•Ensure the executive compensation program best achieves the Company’s objectives, considering the business strategy, talent needs, and market trends
•Hire and consult with the Compensation Consultant and determine the nature and scope of services provided

CEO and Company Management
•Make recommendations regarding the potential structure of the executive compensation program, including input on key business strategies and objectives
•Make recommendations regarding the compensation levels of the executive officers and other executive leaders (excluding the CEO)
•Liaise with the Compensation Consultant as necessary in support of the Executive Compensation
Program
•Provide any other information requested by the Compensation Committee

Compensation Consultant
•Advise the Compensation Committee on competitive market practices and trends
•Provide proxy pay data for our compensation peer group
•Present information and comparative market data regarding specific executive compensation matters, as requested by the Compensation Committee
•Review and provide advice on management proposals
•Provide compliance and regulatory updates
•Provide recommendations regarding CEO pay
•Review of the Compensation Discussion and Analysis annually

FY26 PROXY STATEMENT	55
Equity Grant Timing Practices
The Compensation Committee approves all equity award grants to our named executive officers ("NEOs")
on or before the grant date. The Compensation Committee's general practice is to complete its annual executive compensation review and determine performance goals and target compensation for our NEOs, following which they approve equity awards for NEOs. Accordingly, annual equity awards are typically granted to our NEOs at the first Board meeting of the fiscal year. On occasion, the Compensation
Committee may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention, or other purposes. While the Compensation Committee has discretionary authority to grant equity awards to our NEOs outside of the cycle described above, it does not have a practice or policy of granting equity awards in anticipation of the release of material non-public information and, in any event, we do not time the release of material non-public information in coordination with grants of equity awards in a manner that intentionally benefits our NEOs.
Use of Competitive Data
The Compensation Committee relies on various sources of compensation information to ascertain the competitive market for our executive officers, including the NEOs.
To assess the competitiveness of our executive compensation program, we review compensation data from our peer group’s proxy materials as well as external survey data. As part of this process, we measure target pay levels within each compensation component and in the aggregate. We also review the mix of our fixed versus variable compensation. This information is then presented to the Compensation
Committee for its review and use.
Generally, differences in the levels of total direct compensation among the NEOs are primarily driven by differences in the competitive market pay ranges reflecting scope of responsibilities, an established track record of performance in current and prior roles, and considerations of internal equity.
Proxy Peer Data
The Compensation Committee utilizes a peer group to evaluate the alignment of executive officer pay levels with Company performance relative to peers. The Compensation Committee primarily identifies companies that are of comparable size and are within the same general industry. Following are the peer companies that were approved and used in order to inform NEO compensation-related decisions for fiscal year 2026.

Entravision Communications Corporation	Informa	Stagwell Inc.
The E.W. Scripps Co.	Lee Enterprises, Incorporated	TEGNA Inc.
Gannett Co., Inc.	The New York Times Company	Thryv Holdings, Inc.
Graham Holdings Company	Pearson Plc	Wolters Kluwer NV
IAC Inc.	Scholastic Corporation
Cable One and Gray Media were removed from the prior year group of peer companies, and Informa was added. These shifts are more aligned with the Company’s business operations and global scope.

56	FY26 PROXY STATEMENT
Based on revenue, operating income, operating margin and market capitalization, our positioning approximated the 25th and 50th percentiles within the peer group, as illustrated in the chart below.

Revenue

24th percentile

Operating Income

49th percentile

Operating Margin

53rd percentile

Market Cap

52nd percentile
Survey Data
For fiscal year 2026 target compensation, the Committee primarily relied on FW Cook's Executive
Compensation Survey, using data aged to 2024 and size-adjusted for the Company’s revenue. The
Compensation Committee considers only aggregated survey data when assessing compensation levels for each component.
Base Salaries
Competitive base salaries allow the Company to attract and retain executive talent. The Compensation
Committee annually reviews the salaries of our NEOs, but annual salary increases are not automatic or guaranteed. Base salaries are adjusted as necessary (and considering the Company’s salary increase budget) to ensure appropriate pay positioning relative to market.
The NEOs did not receive adjustments to base salary in fiscal year 2026, aligned with the Company’s pause on salary increases for the year. The base salaries paid to our NEOs in fiscal year 2026 are presented in the Summary Compensation Table on page 63 of this Proxy Statement.
Annual Incentives
We provide annual cash incentive opportunities to our NEOs under the Executive Annual Incentive Plan
(“EAIP”). Fiscal year 2026 target incentive percentages for the NEOs remained unchanged from prior year, with the exception of Mr. Albright, who was hired during fiscal year 2026, and Mr. Caridi, whose target annual incentive percentage was prorated between his Interim CFO role (at 85% target incentive) and his
CAO role (at 50% target incentive). Awards granted under the EAIP are designed to drive Company, business and personal performance for the fiscal year. The design of our EAIP aligns with our broad-based annual incentive program.

FY26 PROXY STATEMENT	57
Annual incentives are funded at the Company level and awarded based on personal performance. The graphic below illustrates how the plan operates.
Our annual incentive program applies metrics that executives directly influence to ensure a link between annual performance and actual incentive payments. The fiscal year 2026 performance metrics, which make up the Company funding of the annual incentive awards are Company adjusted revenue, weighted at 40%,  and Company adjusted operating income, weighted at 60%.
Funding for adjusted revenue and adjusted operating income may range between 50% and 150% of target, with minimum funding of 40% if the Company achieves 85% of its adjusted operating income target. The personal performance modifier may range from 0% up to 200%.
Business Results
Annual incentives were funded at 82% of target, reflecting achievement of adjusted revenue at 96.8% of target, and adjusted operating income at 98.1% of target. Percentage funded for each metric is calculated based on a continuum of performance between threshold and outstanding, multiplied by the weighting of that metric. Each of our targets was set at a higher level than our actual results from the prior year under the annual incentive plan.

Measure	Weighting (%)	Target ($)	Threshold Level (%)	Outstanding Level (%)	Adjusted Actual ($)	% of Target Achieved (%)	% Funded (%)

Adjusted Revenue[1]	40%	1,710	95%	105%	1,655	96.8%	27.3%
Adjusted Operating Income[2]	60%	301	90%	110%	295	98.1%	54.3%
(All values in millions)						Total	82%
1.Non-GAAP revenue for fiscal year 2026,  adjusted to exclude the effects of foreign exchange, in accordance with the adjustment mechanics as approved at the beginning of the performance period
2.Non-GAAP adjusted operating income for fiscal year 2026, adjusted to exclude the effects of foreign exchange, in accordance with the adjustment mechanics as approved at the beginning of the performance period
Personal Performance
The Compensation Committee evaluates personal performance based on the individual’s contribution to
Wiley's enterprise goals and strategic business objectives. For fiscal year 2026, these objectives included:
•Shaping the future of publishing.  Elevating Wiley’s leadership in research and learning by strengthening our publishing scale and competitiveness, expanding our leading publishing brands and integrating AI into publishing workflows.
•Accelerating new engines of growth.  Expanding Wiley’s role beyond publishing by scaling corporate-
focused solutions in AI, data services, and other targeted adjacencies - building the next engine of impact and enterprise value.

58	FY26 PROXY STATEMENT
•Advancing operational excellence. Positioning Wiley as a more agile, efficient, and financially resilient enterprise by streamlining how we work using AI, modernizing core infrastructure, and focusing resources where they create outsized impact.
•Building the capabilities and culture to deliver.  Investing in the talent, data foundations, and cultural conditions needed to deliver on our strategy, driving innovation, accountability, and execution at scale.
Fiscal Year 2026 Annual Incentive Payouts

Named Executive Officer	Target Incentive Percentage (%)	Target Incentive Award ($000s)	Actual Incentive Award ($000s)	Actual Award as Percentage of Target (%)

Matthew S. Kissner (CEO)	150%	1,350.0	1,273.1	94%
Craig M. Albright (CFO)	100%	550.0	451.0	82%
Christopher F. Caridi (Former Interim CFO) [1]	56%	251.3	206.1	82%
James J. Flynn II (Former GM)	100%	500.0	336.2	67%
Danielle McMahan (CPO)	85%	412.3	405.7	98%
Andrew S. Weber (EVP, T&O)	85%	395.3	340.3	86%
1.Mr. Caridi’s fiscal year 2026 incentive was prorated between Interim CFO and CAO roles, as noted previously.
Long-Term Incentives
For fiscal year 2026 we granted our NEOs a mix of 60% PSUs and 40% RSUs under the ELTIP. Grant values for the NEOs in fiscal year 2026 were converted to target PSUs and RSUs using a ten-day average closing stock price as of June 24, 2025. PSUs reward the achievement of critical operating performance objectives that we believe will translate to strong shareholder returns over the long-term. Our RSUs support retention and the value of both the PSUs and RSUs are dependent on the market value of our common stock.
Fiscal Year 2026 PSUs for the FY26-28 Cycle
For the FY26-28 cycle, annual financial goals for
fiscal year 2026 were used, reflecting challenges in
setting long-term performance goals in a volatile
market. Adjusted EBITDA Margin % and Free Cash
Flow equally weighted, are the performance
measures used for this cycle. The PSUs granted to
the NEOs for this cycle (the “FY26-28 PSUs”) are
eligible to be earned from 0-200% of target,
subject to Company performance results for fiscal
year 2026, and two years of continued
employment (except for qualifying terminations of
employment as described later in this proxy
statement) through the vesting date of June 30,
2028. These PSUs are reflected in the Summary
Compensation Table, the Grants of Plan-Based
Awards, and the Outstanding Equity Awards as of
April 30, 2026, our fiscal year end.

FY26 PROXY STATEMENT	59
Financial Results for the FY26-28 Cycle
Based on achievement of fiscal year adjusted EBITDA margin % at 101.4% of target, and free cash flow at
92.4% of target, on a payout continuum between 0-200%, the performance component was determined to be achieved for the FY26-28 PSU cycle at 99% of target.  Percentage earned for each metric is calculated based on a continuum of performance between threshold and outstanding, multiplied by the weighting of that metric. The resulting shares remain subject to continued service through June 30, 2028.

Measure	Weighting (%)	Target ($000s)	Threshold Level (%)	Outstanding Level (%)	Adjusted Actual	% of Target Achieved (%)	% of Award Earned (%)

Adjusted EBITDA Margin % [1]	50%	26.0%	96%	104%	26.4%	101.4%	67.5%
Free Cash Flow	50%	211	90%	110%	195	92.4%	31.0%
(Free cash flow in millions)						Total:	99%
1.Non-GAAP adjusted EBITDA margin % for fiscal year 2026, adjusted to exclude the effects of foreign exchange, in accordance with the adjustment mechanics as approved at the beginning of the performance period
PSUs Earned for the FY26-28 Cycle (Subject to Two Additional Years of Time Vesting)

Named Executive Officer	Target PSUs	Earned PSUs	Earned PSUs as % of Target

Matthew S. Kissner (CEO)	56,255	55,692	99%
Craig M. Albright (CFO)	16,284	16,121	99%
Christopher F. Caridi (Former Interim CFO)	3,331	3,298	99%
James J. Flynn II (Former GM) [1]	6,168	6,106	99%
Danielle McMahan (CPO)	11,488	11,373	99%
Andrew S. Weber (EVP, T&O)	12,047	11,927	99%
1. Mr. Flynn is eligible for one year of participation in the FY26-28 cycle given his May 11, 2026 separation date.  His prorated target and earned shares are shown in the table above.

60	FY26 PROXY STATEMENT
Financial Results for the FY24-26 Cycle
For the three-year cycle ending in fiscal year 2026, in which cumulative three-year financial goals were set, based on achievement of adjusted revenue at 97.5% of target, and adjusted EBITDA at 105.3% of target, on a payout continuum between 0-200%, achievement for the FY24-26 PSU cycle is 110%.
Percentage earned for each metric is calculated based on a continuum of performance between threshold and outstanding, multiplied by the weighting of that metric.

Measure	Weighting (%)	Target ($000s)	Threshold Level (%)	Outstanding Level (%)	Adjusted Actual ($000s)	% of Target Achieved (%)	% of Award Earned (%)

Adjusted Revenue[1]	50%	5,024	90%	110%	4,899	97.5%	46.3%
Adjusted EBITDA[2]	50%	1,148	80%	120%	1,209	105.3%	63.3%
(All values in millions)						Total:	110%
1.Non-GAAP revenue adjusted to exclude the effects of foreign exchange, in accordance with the adjustment mechanics as approved at the beginning of the performance period
2.Non-GAAP EBITDA adjusted to exclude the effects of foreign exchange, in accordance with the adjustment mechanics as approved at the beginning of the performance period
PSUs Earned for the FY24-26 Cycle

Named Executive Officer	Target PSUs	Earned PSUs	Earned PSUs as % of Target

Matthew S. Kissner (CEO)	35,538	39,092	110%
Christopher F. Caridi (Former Interim CFO)	3,926	4,319	110%
James J. Flynn II (Former GM) [1]	22,705	24,976	110%
Danielle McMahan (CPO)	14,373	15,810	110%
Andrew S. Weber (EVP, T&O)	6,028	6,631	110%
1.Mr. Albright was not a participant in the FY24-26 cycle
Fiscal Year 2026 RSUs
RSUs, representing 40% of our NEOs’ long-term incentive value under the ELTIP, vest 25% per year on each April 30th, beginning one year after grant and are generally subject to continued employment
(except for certain qualifying terminations of employment as described later in this proxy statement).
Employment Letters
Although the employment of the NEOs is "at will", each of the NEOs has an employment letter that contains certain terms and conditions of their employment, including payments made upon a qualifying termination of employment, as described later in this proxy statement.

FY26 PROXY STATEMENT	61
Other Forms of Compensation

Health and wellness plans
The Company provides a wide variety of health and welfare benefits globally.
Additionally, the company provides or makes available medical, dental, vision, life, accident and long-term disability insurance to all US- based colleagues, including the executive officers. These competitive benefits are provided primarily for the well-being of Wiley colleagues, and at the same time enhance Wiley’s attractiveness as an employer of choice.

Post-employment compensation
Depending on the circumstances of their termination, the executive officers are eligible to receive severance benefits in the form of base salary as a lump-sum payment, annual incentive, healthcare benefits and accelerated vesting of equity as determined by the provisions in their employment agreements or the Executive Severance Plan.
Under a dismissal without cause or constructive discharge following a change in control, the Company provides these severance benefits because it serves the best interest of the Company and its shareholders to have executives focus on the business merits of mergers and acquisitions without undue concern for their personal financial outcome. In the case of a without cause termination or constructive discharge absent a change in control, the Company believes it is appropriate to provide severance for a limited period to bridge executives to new employment, particularly in view of our non-
compete and non-solicitation covenants.

Perquisites and other personal benefits
The Company provides limited perquisites and other personal benefits to the executive officers, including financial planning and tax preparation, an allowance for business and health club memberships, and reimbursement of public transportation commuting expenses and/or parking at the Company's headquarters. These limited taxable benefits are intended to support executive productivity and business needs.

Retirement benefits
All NEOs are eligible to participate in the Company’s qualified Employees’ Savings Plan
(“401(k) Plan”). However, because US tax rules governing qualified retirement plans place significant limitations on the benefits that can be paid to executives, the
Company has a non-qualified retirement plan to supplement qualified retirement benefits. The Nonqualified Deferred Compensation Plan (the “NQDC Plan”) was
adopted by the Board of Directors to provide the opportunity to defer compensation for those executives who are not able to take full advantage of the Company’s qualified
Savings Plan because of tax rules limiting contributions. The NQDC Plan provides for
Company contributions mirroring those made under the Savings Plan when an eligible officer participates in the plan.

62	FY26 PROXY STATEMENT
Compensation Governance

Clawback Provisions
To ensure that our compensation program does not encourage excessive risk taking the Company maintains clawback and forfeiture provisions in both the annual and long-
term incentive plans (applicable to cash incentives and performance-based equity awards) covering approximately the top 250 employees in the Company. The clawback provisions allow the Company to recoup excess incentive payments to covered participants in the event that the Company restates its financial results, or to recoup entire award amounts from an individual in the event that fraud, gross negligence or intentional misconduct contributed to the need for the restatement. In addition, the
Company maintains a separate clawback policy applicable to executive officers that also covers incentive compensation in the event of a financial restatement, and complies with SEC and listing exchange rules.

Hedging and Pledging Prohibition
As part of our Insider Trading Policy, which applies to employees and directors, the
Company prohibits:
•any type of hedging activity, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars and/or exchange funds
•entering into short sales or purchasing, selling or exercising puts, calls or other such options pertaining to stock of the Company
•holding securities of the Company in a margin account or otherwise pledging securities of the Company as collateral for a loan

Stock Ownership Guidelines
The Compensation Committee believes that the ultimate goal of the long-term incentive program is to align the interests of Company shareholders and management.
To reinforce this principle, the Compensation Committee established stock ownership guidelines for all executive officers participating in the long-term incentive program.
The ownership multiple for the CEO is six times base salary. The ownership multiple for the other NEOs is two and one-half times base salary. Mr. Caridi, who is a Senior Vice
President, has an ownership multiple of one times his base salary.  Shares counted toward the ownership guidelines consist of:
•Shares owned outright
•Subject to the award being earned/vested, half of the performance share units earned when performance goals are achieved. (Assumes half will be surrendered to pay taxes.)
•Half of time-based RSUs granted. (Assumes half will be surrendered to pay taxes.)
Unearned PSUs and stock options do not count toward the ownership guidelines. There is a stock retention requirement for our executive officers that requires retention of
50% of the net shares acquired upon the exercise of stock options or the vesting of
PSUs and RSUs until the executive satisfies the stock ownership multiple.
All of the NEOs are in compliance with the retention requirements under the guidelines and have met or made good progress toward their targeted stockholding multiple.

FY26 PROXY STATEMENT	63
Summary Compensation Table
The table below sets forth the annual compensation earned by our NEOs for the years ended April 2026,
2025, and 2024.

Name and Principal Position	Fiscal Year	Salary[1] ($)	Bonus ($)	Stock Awards[2] ($)	Option Awards[3] ($)	Non-Equity Incentive Plan Compensation[4] ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings[5] ($)	All Other Compensation[6] ($)	Total ($)

Matthew S. Kissner (CEO)	2026	900.0	—	4,237.9	—	1,273.1	82.1	96.1	6,589.2
	2025	900.0	—	3,171.3	—	1,377.0	15.4	84.5	5,548.3
	2024	487.5	—	1,694.2	127.6	885.7	(92.4)	255.1	3,357.7
Craig M. Albright (CFO)	2026	465.6	—	1,226.7	—	451.0	—	42.7	2,186.1
Christopher F. Caridi (Former Interim CFO)	2026	450.0	—	240.6	—	206.1	111.5	34.8	1,043.0
	2025	408.8	—	277.2	—	390.2	31.3	26.3	1,133.8
James J. Flynn II (Former GM)	2026	500.0	—	1,336.7	—	336.2	61.5	537.4	2,771.8
	2025	500.0	—	1,576.0	—	485.0	41.2	168.3	2,770.5
	2024	473.3	—	1,245.0	127.6	588.5	28.7	49.5	2,512.6
Danielle McMahan (CPO)	2026	485.0	—	829.8	—	405.7	10.2	44.9	1,775.6
	2025	480.0	—	1,003.1	—	420.5	6.9	38.8	1,949.4
	2024	455.0	—	845.3	127.6	538.0	6.4	53.2	2,025.4
Andrew S. Weber (EVP, T&O)	2026	465.0	—	870.2	—	340.3	25.4	54.0	1,754.9
(All values in $000s)
1.Reflects base salary paid to the NEOs for the years they are designated as NEOs. Mr. Albright’s fiscal year 2026 salary is prorated based on his hire date of June 26, 2025
2.As noted on page 59 of the Compensation Discussion & Analysis, the PSUs for the FY26-28 cycle are based on financial targets for fiscal year 2026, and subject to two additional years of time vesting.  All fiscal year 2026 stock awards were granted under the Company’s Omnibus Stock Plan. Maximum payout of the PSUs is 200% of target and will only occur if the Company reaches preset outstanding levels of performance. See the Grants of Plan-Based Awards Table for the payout range for PSUs, and the
Outstanding Equity Awards at Fiscal Year End for earned PSUs for the FY26-28 cycle. To calculate the fair value of the awards, the market price on the date of grant is used in accordance with the FASB ASC Topic 718, Stock Compensation. Refer to Notes
2 and 18 in the Notes to the Consolidated Financial Statements in the Company’s 2026 Annual Report on Form 10-K for the
assumptions used in determining FAS ASC Topic 718, “Compensation – Stock Compensation”.
3.Fiscal year 2024 values include the premium non-qualified stock options granted in fiscal year 2024 under the Company’s
Omnibus Stock Plan. The assumptions used to calculate the value of the awards are used in accordance with the FASB ASC
Topic 718, Stock Compensation. Refer to Notes 2 and 18 in the Notes to the Consolidated Financial Statements in the
Company’s FY26 Annual Report on Form 10-K for the assumptions used in determining FASB ASC Topic 718, “Compensation –
Stock Compensation”.
4.he total annual incentive for fiscal year 2026 was funded based on the achievement of pre-established corporate adjusted revenue and adjusted operating income targets approved by the Compensation Committee, as well as achievement of personal goals, objectives and performance.
5.Non-qualified deferred compensation earnings represent the market fluctuation on account balances based on the investment funds.  Mr. Flynn's amount also reflects a change in pension value of $4.4K.
6.All Other Compensation consists of the following in fiscal year 2026:
•Employer contributions to the Company 401(k) Plan and NQDC Plan for Mr. Kissner $83.1K, Mr. Albright $20.0K, Mr. Caridi
$32.3K, Mr. Flynn $47.3K, Ms. McMahan $34.5K, and Mr. Weber $34.3K.

64	FY26 PROXY STATEMENT
•Perquisites (financial planning, health club membership fees, commuter benefits) for Mr. Kissner $5.6K, Mr. Albright $18.5K,
Mr. Flynn $9.5K, Ms. McMahan $10.4K, and Mr. Weber $12.2K.
•Charitable donations pursuant to the Company’s Matching Gift Program paid to charities on behalf of Mr. Kissner $7.5K, Mr.
Caridi $2.5K, and Mr. Weber $7.5K.
•Relocation related expenses for Mr. Albright of $4.3K
•Relocation related expenses For Mr. Flynn’s assignment in the United Kingdom, $290.8K in tax equalization, $117.2K in relocation expenses and allowances, and $72.7K in tax gross-ups
Grants of Plan-Based Awards

Named Executive Officer		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock Units[3]	All Other Option Awards: Number of Securities Underlying Options	Grant Date Fair Value of Stock and Option Awards ($000s)[4]
	Grant Date	Threshold ($000s)	Target ($000s)	Maximum ($000s)	Threshold (#)	Target (#)	Maximum (#)

Matthew S. Kissner (CEO)	06/26/2025	675.0	1,350.0	4,050.0
	06/26/2025				28,128	56,255	112,510			2,542.7
	06/26/2025							37,503		1,695.1
Craig M. Albright (CFO)	06/26/2025	275.0	550.0	1,650.0	—	—	—
	06/26/2025				8,142	16,284	32,568			736.0
	06/26/2025							10,856		490.7
Christopher F. Caridi (Former Interim CFO)	06/25/2025	125.7	251.3	753.9	—	—	—
	06/25/2025				1,666	3,331	6,662			144.4
	06/25/2025							2,221		96.3
James J. Flynn, (Former GM)	06/25/2025	250.0	500.0	1,500.0
	06/25/2025				9,253	18,505	37,010			802.0
	06/25/2025							12,337		534.7
Danielle McMahan (CPO)	06/25/2025	206.2	412.3	1,236.9
	06/25/2025				5,744	11,488	22,976			497.9
	06/25/2025							7,659		331.9
Andrew S. Weber (EVP, T&O)	06/25/2025	197.7	395.3	1,185.9
	06/25/2025				6,024	12,047	24,094			522.1
	06/25/2025							8,031		348.1
1.Represents the threshold, target and maximum annual incentives for fiscal year 2026 that are based on achievement of financial goals and strategic objectives. Targets and relative weighting of revenue and adjusted operating income, as well as the threshold, target and outstanding levels of performance were approved by the Compensation Committee for the fiscal year. Personal objectives are designed to drive improved performance for the Company in the current and future fiscal years. Actual annual incentive payouts for fiscal year
2026 are indicated in the Summary Compensation Table.
2.For fiscal year 2026, under the ELTIP and as part of the regular annual grant program, NEOs received 60% of their targeted long-term incentive in the form of PSUs, with payout based on attainment of annual financial goals for fiscal year 2026 plus two additional years of time vesting. The full values of fiscal year 2026 PSUs for the FY26-28 cycle are shown. Grants were made pursuant to the Omnibus
Stock Plan. Financial performance measures and relative weighting of each performance measure, as well as the threshold, target and outstanding levels of performance were approved by the Compensation Committee. Adjusted EBITDA margin % and free cash flow  were the performance measures used, equally weighted. No long-term incentive is payable unless the threshold performance level is reached for one of the performance measures. Earned performance share units for the FY26-28 PSU cycle are eligible to vest on June 30, 2028.
Dividend equivalents are not paid during the performance period.
3.For fiscal year 2026, NEOs received 40% of their targeted long-term incentive in the form of RSUs as part of the regular annual grant program under the ELTIP, pursuant to the Omnibus Stock Plan. RSUs vest 25% per year, beginning on the April 30 in the year following grant.
4.The grant date fair values of the PSUs and RSUs are computed in accordance with FASB ASC Topic 718, Stock Compensation. The grant date fair values of the fiscal year 2026 awards are as follows: PSU and RSU awards for Messrs. Kissner and Albright at $45.20, PSU and
RSU awards for the remaining NEOs at $43.34. The fair value disclosed in this column for the PSUs represents the total fair value of those awards at the target level. Refer to Notes 2 and 18 in the Notes to the Consolidated Financial Statements in the Company’s FY26
Annual Report on Form 10-K for the assumptions made in determining FASB ASC Topic 718, “Compensation – Stock Compensation”.

FY26 PROXY STATEMENT	65
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of April 30, 2026.

Named Executive Officer	Number of Securities Underlying Unexercised Vested Options (#)	Number of Securities Underlying Unexercised Unvested Options (#)	Option Exercise Price[1] ($)	Option Expiration Date[2]	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested[3] ($000s)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights that have not Vested[3] ($000s)

Matthew S. Kissner (CEO)	12,000	80,000	35.00	11/2/2033	39,092 A	1,633.2	40,789	1,669.5 F
					55,692 B	2,279.5
					5,007 C	204.9
					13,596 D	556.5
					28,128 E	1,151.3
Craig M. Albright (CFO)					16,121 B	659.8
					8,142 E	333.3
Christopher F. Caridi (Former Interim CFO)					4,319 A	176.8	3,279	134.2 F
					3,298 B	135.0
					576 C	23.6
					1,810 G	74.1
					1,093 D	44.7
					1,666 E	68.2
James J. Flynn, (Former GM) H	20,000	—	63.07	9/27/2031	24,976 A	1,022.3	19,516	798.8 F
	12,000	8,000	35.00	11/2/2033	18,320 B	749.8
					3,330 C	136.3
					6,506 D	266.3
					9,253 E	378.7
Danielle McMahan (CPO)	20,000	—	63.07	6/23/2031	15,810 A	647.1	12,116	495.9 F
	12,000	8,000	35.00	11/2/2033	11,373 B	465.5
					2,108 C	86.3
					4,039 D	165.3
					5,745 E	235.1
Andrew S. Weber (EVP, T&O)	12,000	8,000	35.00	11/2/2033	6,631 A	271.4	6,792	278.0 F
					11,927 B	488.2
					884 C	36.2
					1,810 G	74.1
					2,264 D	92.7
					6,024 E	246.6
1.The exercise price of stock options granted in fiscal year 2022 and fiscal year 2024 were set at a price 10% above the fair market value of the stock on the dates of grant.
2.Stock options have a term of 10 years. Stock options continue to vest and can be exercised for a period following retirement, but no later than the expiration of the option.

66	FY26 PROXY STATEMENT
3.Based on the April 30, 2026, closing market price of common stock of $40.93.
A.Earned PSUs granted in fiscal year 2024 vested on June 30, 2026.
B.Earned PSUs granted in fiscal year 2026 will vest on June 30, 2028.
C.Remaining 25% of RSUs granted in fiscal year 2024 vest on April 30, 2027.
D.Remaining 50% of RSUs granted in fiscal year 2025 vest 25% on April 30, 2027 and 25% on April 30, 2028.
E.Remaining 75% of RSUs granted in fiscal year 2026 vest 25% on April 30, 2027, 25% on April 30, 2028 and 25% on April 30,
2029.
F.PSUs granted for the FY25-27 cycle, if earned, will vest on June 30, 2027, based on performance results.
G.Third quarter of special award of RSUs granted to Messrs. Caridi and Weber in fiscal year 2024 vested on June 30, 2026.
Remaining quarter will vest on June 30, 2027.
H.Mr. Flynn’s performance share units granted in fiscal years 2025 and 2026 will be prorated to reflect his May 11, 2026 separation date. His unvested restricted share units and stock options were forfeited upon his separation date. His vested stock options may be exercised up to 90 days after his separation date.
Option Exercises and Stock Vested

	Option Awards		Stock Awards

Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($000s)	Number of Shares Acquired on Vesting[1] (#)	Value Realized on Vesting[2] ($000s)

Matthew S. Kissner (CEO)	—	—	21,180	866.9
Craig M. Albright (CFO)	—	—	2,714	111.1
Christopher F. Caridi (Former Interim CFO)	—	—	5,039	217.2
James J. Flynn II (Former GM)	—	—	19,351	822.1
Danielle McMahan (CPO)	—	—	13,699	584.5
Andrew S. Weber (EVP, T&O)	—	—	8,681	370.3
1.Includes:
•The PSUs earned for the FY23-25 performance cycle (Messrs. Caridi, Flynn, and Weber, and Ms. McMahan)
•The last quarter of the RSUs granted in fiscal year 2023 (Messrs. Caridi, Flynn, and Weber, and Ms. McMahan)
•The third quarter of the RSUs granted in fiscal year 2024 (Messrs. Kissner, Caridi, Flynn, and Weber, and Ms. McMahan)
•The second quarter of the RSUs granted in fiscal year 2025 (Messrs. Kissner, Caridi, Flynn, and Weber, and Ms. McMahan)
•The first quarter of the RSUs granted in fiscal year 2026 (Messrs. Kissner, Albright, Caridi, Flynn, and Weber, and Ms.
McMahan)
•For Messrs. Caridi and Weber, the second quarter of the supplemental RSUs granted in fiscal year 2024
2.The value realized on the vesting of earned PSUs and RSUs represents the value of stock no longer subject to a risk of forfeiture or other restrictions, obtained by multiplying the number of shares of stock released from such restrictions by the closing market price of Class A Common Stock on the dates of vesting.

FY26 PROXY STATEMENT	67
Non-Qualified Deferred Compensation

Named Executive Officer	Executive Contributions in Fiscal Year 2026 ($)	Registrant Contributions in Fiscal Year 2026 ($)	Aggregate Earnings in Fiscal Year 2026 ($)	Aggregate Withdrawals/ Distributions Fiscal Year 2026 ($)	Aggregate Balance at Fiscal Year End ($)

Matthew S. Kissner (CEO)	434.3	67.3	82.1	(116.4)	977.4
Craig M. Albright (CFO)	—	—	—	—	—
Christopher F. Caridi (Former Interim CFO)	123.0	16.1	111.5	—	682.9
James J. Flynn II (Former GM)	29.1	31.6	57.1	—	825.9
Danielle McMahan (CPO)	7.4	25.1	10.2	—	166.9
Andrew S. Weber (EVP, T&O)	71.6	18.6	25.4	—	413.5
(All values in $000s)
Participants in the Company’s NQDC Plan may elect to defer up to 25% of their base salary and up to 100%
of their annual cash incentive compensation. If the participant’s Company matching contributions under the 401(k) Plan are restricted due to code contribution or compensation limitations, he/she is eligible to receive a Company matching contribution of up to 4.5% of pay in excess of qualified plan limits under the
NQDC Plan. Mirroring Company contributions under the 401(k) Plan, the Company may make discretionary contributions, recognizing pay in excess of qualified plan limits, under the NQDC Plan.
Account balances under the NQDC Plan are distributed to participants in accordance with their individual elections made at the time of the deferral election and NQDC Plan rules. Participants may elect to receive their contributions on a designated date or upon separation of service, subject to the restrictions of
Section 409A of the Code.
Distributions on account of termination or retirement are available in a lump sum or annual installments over up to 15 years.
Amounts included in the Executive Contributions in Fiscal Year 2026 are included in the Summary
Compensation table Salary and Non-Equity Incentive Compensation columns. Amounts included in the
Aggregate Earnings in Fiscal Year 2026 are included in the Summary Compensation table Change in
Pension Value and Non-Qualified Deferred Compensation Earnings column.
The Company has selected various mutual funds and a fixed rate fund that executives can choose to enroll. Mutual fund selections may be changed at any time and these fund lineups rates of return are calculated based on the applicable Morningstar rates of return. The fixed rate fund can be selected by executives on an annual basis and the rate of return is chosen at the discretion of Wiley.

68	FY26 PROXY STATEMENT
Potential Payments upon Termination or Change in
Control
The following tables present the estimated payments and benefits that would have been payable as of the end of fiscal year 2026 to each NEO in the event of:
•voluntary termination of employment
•involuntary termination of employment without cause, or constructive discharge (absent a change in control ("CoC"))
•involuntary termination of employment without cause, or constructive discharge (following a change in control)
•termination of employment due to death or permanent disability
Mr. Flynn incurred a termination without cause after fiscal year 2026.  The tables below include the amounts paid or payable to Mr. Flynn related to his separation.  Such payments are pursuant to his employment letter and equity grant agreements, and consistent with the applicable and governing provisions for a termination without cause.
For other NEOs, consistent with SEC requirements, these estimated amounts have been calculated as if the NEO’s termination of employment was on April 30, 2026, the last day of fiscal year 2026, using the closing price of our Common Stock on April 30, 2026 ($40.93 per share).

Matthew S. Kissner (CEO)	Voluntary Termination of Employment ($)	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CoC) ($)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CoC) ($)	Termination of Employment Due to Death or Permanent Disability ($)

Severance – Base Salary	—	—	—	—
Severance – Annual Incentive	—	—	—	—
Target Annual Incentive	—	1,350.0	1,350.0	1,350.0
ELTIP – Restricted Performance Share Units	—	1,113.0	1,669.5	1,113.0
Performance Share Units Earned but Not Vested	—	2,359.9	3,879.5	2,359.9
Restricted Share Units (Time-based)	—	204.9	1,912.7	1,912.7
Stock Options	—	—	118.6	—
Benefits	—	41.8	48.7	—
Total (All data in $000s)	0.0	5,069..6	8,979.0	6,735.6

FY26 PROXY STATEMENT	69

Craig M. Albright (CFO)	Voluntary Termination of Employment ($)	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CoC) ($)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CoC) ($)	Termination of Employment Due to Death or Permanent Disability ($)

Severance – Base Salary	—	550.0	825.0	—
Severance – Annual Incentive	—	—	825.0	—
Target Annual Incentive	—	550.0	550.0	550.0
ELTIP – Restricted Performance Share Units	—	—	—	—
Performance Share Units Earned but Not Vested	—	220.0	659.8	220.0
Restricted Share Units (Time-based)	—	—	333.3	333.3
Stock Options	—	—	—	—
Benefits	—	58.8	74.2	—
Total (All data in $000s)	0.0	1,378.8	3,267.3	1,103.3

Christopher F. Caridi (Former Interim CFO)	Voluntary Termination of Employment ($)	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CoC) ($)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CoC) ($)	Termination of Employment Due to Death or Permanent Disability ($)

Severance – Base Salary	—	450.0	450.0	—
Severance – Annual Incentive	—	—	251.3	—
Target Annual Incentive	—	251.3	251.3	251.3
ELTIP – Restricted Performance Share Units	—	89.5	134.2	89.5
Performance Share Units Earned but Not Vested	—	221.8	311.8	221.8
Restricted Share Units (Time-based)	—	—	210.6	210.6
Stock Options	—	—	—	—
Benefits	—	30.8	30.8	—
Total (All data in $000s)	0.0	1,043.4	1,640.0	773.2

70	FY26 PROXY STATEMENT

James J. Flynn II (Former GM)	Amounts Paid or Payable Upon Involuntary Termination without Cause ($)

Severance – Base Salary	625.0
Earned Annual Incentive [1]	336.2
Performance Share Units Earned but Not Vested for FY24-26 Cycle [2]	1,022.3
ELTIP – Restricted Performance Share Units for FY25-27 Cycle [3]	532.5
Performance Share Units Earned but Not Vested for FY26-28 Cycle [4]	249.9
Relocation Payment [5]	45.0
Benefits	31.2
Total (All data in $000s)	2,842.1
1.Included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table
2.Paid on June 30, 2026 based on performance for the FY24-26 cycle
3.Prorated award payable on June 30, 2027 based on performance for the FY25-27 cycle
4.Prorated award payable on June 30, 2028, reflects performance for the FY26-28 cycle
5.To cover costs associated with repatriation to the United States from the short-term international assignment in the United
Kingdom, in accordance with Mr. Flynn’s Separation and Release Agreement

Danielle McMahan (CPO)	Voluntary Termination of Employment ($)	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CoC) ($)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CoC) ($)	Termination of Employment Due to Death or Permanent Disability ($)

Severance – Base Salary	—	485.0	727.5	—
Severance – Annual Incentive	—	—	618.4	—
Target Annual Incentive	—	412.3	412.3	412.3
ELTIP – Restricted Performance Share Units	—	330.6	495.9	330.6
Performance Share Units Earned but Not Vested	—	802.3	1,112.6	802.3
Restricted Share Units (Time-based)	—	—	486.7	486.7
Stock Options	—	—	118.6	—
Benefits	—	52.3	64.5	—
Total (All data in $000s)	0.0	2,082.5	4,036.5	2,031.9

FY26 PROXY STATEMENT	71

Andrew S. Weber (EVP, T&O)	Voluntary Termination of Employment ($)	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CoC) ($)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CoC) ($)	Termination of Employment Due to Death or Permanent Disability ($)

Severance – Base Salary	—	465.0	697.5	—
Severance – Annual Incentive	—	—	592.9	—
Target Annual Incentive	—	395.3	395.3	395.3
ELTIP – Restricted Performance Share Units	—	185.3	278.0	185.3
Performance Share Units Earned but Not Vested	—	434.1	759.6	434.1
Restricted Share Units (Time-based)	—	—	449.5	449.5
Stock Options	—	—	118.6	—
Benefits	—	69.7	90.6	—
Total (All data in $000s)	0.0	1,549.4	3,382.0	1,464.2
The amounts reported in these tables are estimated amounts based on current compensation levels and the terms of the Executive Severance Plan. Actual payments and benefits will depend on the circumstances and timing of any termination of employment or other triggering event. The tables do not include base salary and stock awards earned based on employment through April 30, 2026.  The tables also do not include any deferred compensation that is considered accrued and not subject to accelerated or favorable treatment due to the termination.
All of the payments and benefits described would be contingent upon the NEO signing a release and waiver; and securing restrictive covenants such as non-compete and non-solicitation.
As illustrated in the tables above, the NEOs (other than our CEO) are covered by the Executive Severance
Plan which provides for the following:
In the event of involuntary termination of employment without cause, or constructive discharge, absent a change in control:
•Severance – base salary: Mr. Kissner - not eligible for severance; Messrs. Albright, Caridi and Weber, and Ms. McMahan – 12 months; Mr. Flynn - 15 months
•Annual Incentive: If NEO is active for nine months or more of the fiscal year, prorated incentive payable based on actual performance.  The tables above show target incentive as of the end of the fiscal year
•Performance Share Units: Prorated participation, payable at the end of the cycles once performance has been determined and approved
•Stock Options: Vested stock options may be exercised for up to 90 days
•Company-paid health insurance: Matches the NEO's respective severance period, but not to exceed
18 months

72	FY26 PROXY STATEMENT
•Non-Qualified Deferred Compensation: Paid as a lump sum or in approximately equal installments over up to 15 years per employee’s election on file and age as of termination of employment
In the event of involuntary termination of employment without cause, or constructive discharge, following a change in control:
•Severance - base salary: Mr. Kissner - not eligible for severance; Messrs. Albright, Flynn, and Weber, and Ms. McMahan – 18 months; Mr. Caridi - 12 months
•Severance - annual target incentive: Mr. Kissner - not eligible for severance;  Messrs. Albright, Flynn, and Weber, and Ms. McMahan – 18 months; Mr. Caridi - 12 months
•Annual Incentive: Prorated target incentive
•Performance Share Units: Accelerated vesting of awards at the target level
•Restricted Share Units: Accelerated vesting of awards
•Stock Options: Accelerated vesting of awards which may be exercised for up to 90 days
•Company-paid health insurance: Matches the NEO's respective severance period, but not to exceed
18 months
•Non-Qualified Deferred Compensation: Payment of the current balance seven months after termination of employment
Upon a change in control as defined under the 2022 Omnibus Stock Plan and Long-Term Incentive
Plan:
•Double-trigger vesting of equity will apply in cases where the acquiring company is a publicly traded company, and that company assumes or replaces the outstanding equity
•There are no excise tax “gross-ups”
A change in control shall mean an event if there is:
•a change in the ownership of the Company;
•a change in the effective control of the Company; or
•a change in the ownership of a substantial portion of the assets of the Company
For purposes of this definition, a change in the ownership occurs on the date on which any one person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)(B)), acquires ownership of stock that, together with stock held by such person or group constitutes more than 50% of the total fair market value or total voting power of the stock of the Company.
A change in the effective control occurs on the date in which either:
•a person, or more than one person acting as a group (as defined in Treasury regulations
1.409A-2(i)(5)(v) (B)), acquires ownership of stock possessing 30% or more of the total voting power of the stock of the Company, taking into account all such stock acquired during the 12-month period ending on the date of the most recent acquisition, or;

FY26 PROXY STATEMENT	73
•a majority of the members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of such Board of Directors prior to the date of the appointment or election, but only if no other corporation is a majority shareholder.
A change in the ownership of a substantial portion of assets occurs on the date on which any one person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)(B)), other than a person or group of persons that is related to the Company, acquires assets that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the
Company immediately prior to such acquisition or acquisitions, taking into account all such assets acquired during the 12-month period ending on the date of the most recent acquisition. The determination as to the occurrence of a change in control shall be based on objective facts and in accordance with the requirements of Code Section 409A and the regulations promulgated thereunder.
As summarized in the tables above, the NEOs would receive the following in the event of termination of employment due to death or permanent disability:
•Annual Incentive: Committee has discretion to approve full incentive payable based on actual performance. The tables above show target incentive as of the end of the fiscal year
•Performance Share Units: Prorated participation, payable at the end of the cycles once performance has been determined and approved
•Restricted Share Units: Accelerated vesting of awards
•Stock Options: Accelerated vesting of awards which may be exercised for up to 90 days
•Non-Qualified Deferred Compensation: Paid as a lump sum or in approximately equal installments over up to 15 years per employee’s election on file and age as of termination of employment
Compensation Committee Report
The Compensation Committee of our Board of Directors has reviewed and discussed with management the foregoing Compensation Discussion and Analysis contained in this Proxy Statement. Based on its review and these discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Executive Compensation and Development Committee:
Mari J. Baker (Chair), Katya D. Andresen, David C. Dobson, and William J. Pesce

74	FY26 PROXY STATEMENT
CEO Pay Ratio
Under Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, the Company is required to provide the ratio of the annual total compensation of the Company’s CEO to the annual total compensation of the median employee of the Company (the “Pay Ratio Disclosure”).
For fiscal year 2026, the median annual total compensation of all employees of the Company (other than the CEO) was $71,717.  Mr. Kissner’s total compensation for fiscal year 2026, for purposes of the Pay Ratio
Disclosure was $6,589,179. Based on this information, for fiscal year 2026, the ratio of the compensation of the CEO to the median annual total compensation of all other employees was estimated to be 92 to 1.
Identification of Median Employee
To identify the median employee in relation to the Pay Ratio Disclosure, we used the following methodology:
•Base pay as of April 30, 2026, was our consistently applied compensation measure
•All 4,464 employees as of April 30, 2026 (full-time, part-time and temporary), other than the CEO, in all global locations were included
•Base pay was converted to USD using April 2026, monthly average exchange rates
Using this methodology, the median employee was a full-time employee located in the United States.
Annual Total Compensation
For purposes of the Pay Ratio Disclosure, our median employee’s annual total compensation for fiscal year
2026 was calculated in accordance with the Summary Compensation Table rules we use for our named executive officers, as set forth on page 63.
The Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the Pay Ratio Disclosure may not be comparable to the pay ratio reported by other companies.

FY26 PROXY STATEMENT	75
Pay Versus Performance Disclosure
In accordance with Item 402(v) of SEC Regulation S-K, we provide the following disclosure regarding executive compensation from the Summary Compensation Table and adjusted to reflect Compensation
Actually Paid ("CAP") for the Company's principal executive officer(s) ("PEO"), the average of the non-PEO
NEOs, and Company performance for the fiscal years 2022 through 2026. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year (a)	Summary Compensation Table Total for PEO[1,2,3]($000) (b)		Compensation Actually Paid to PEO[1,2,3] ($000) (c)		Average Summary Compensation Table Total for Non-PEO NEOs[1] ($000) (d)	Average Compensation Actually Paid to Non-PEO NEOs[1,4,5] ($000) (e)	Value of Initial Fixed $100 Investment based on:[6]		Net Income (GAAP) ($ Millions) (h)	Adjusted Revenue ($ Millions)[7] (i)
							TSR ($) (f)	Peer Group TSR ($) (g)

	PEO[2]	PEO[3]	PEO[2]	PEO[3]

2026	6,589.2		5,782.3		1,906.3	1,745.9	85.2	145.6	221.6	1,655
2025	5,548.3		5,723.3		2,150.5	1,478.6	87.5	123.3	84.2	1,660
2024	3,357.7	4,495.6	3,768.4	1,482.8	2,551.0	2,882.3	73.0	104.4	-200.3	1,606
2023	4,376.6		1,792.2		1,597.7	858.2	71.9	84.1	17.2	2,080
2022	4,948.2		3,889.3		2,726.6	2,279.7	91.6	88.9	148.3	2,069
1.Matthew S. Kissner was our PEO during fiscal years 2026 and 2025.  Matthew S. Kissner and Brian A. Napack were our PEOs during fiscal year 2024.  Mr. Napack was our PEO for fiscal years 2023 and 2022. The individuals comprising the non-PEO NEOs for each year presented are listed below.

2026	2025	2024	2023	2022

Craig M. Albright	Christopher F. Caridi	Christina Van Tassell	Christina Van Tassell	John A. Kritzmacher
Christopher F. Caridi	Christina Van Tassell	James J. Flynn II	Aref Matin	Christina Van Tassell
James J. Flynn II	James J. Flynn II	Aref Matin	Todd R. Zipper	Aref Matin
Danielle McMahan	Aref Matin	Danielle McMahan	James J. Flynn II	Todd R. Zipper
Andrew S. Weber	Danielle McMahan			Matthew H. Leavy
Deirdre P. Silver
2.Information reflected for fiscal year 2024 is for PEO Matthew S. Kissner, who was appointed as interim CEO during fiscal year
2024.
3.Information reflected  for fiscal year 2024 is for PEO Brian A. Napack, who departed as CEO during fiscal year 2024.
4.The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s PEO and other non-PEO NEOs.  These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 5 below.
5.Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the average of the non-
PEO NEOs as set forth in the table directly below. Equity values are calculated in accordance with FASB ASC Topic 718.

76	FY26 PROXY STATEMENT

	2026		2025		2024			2023		2022

	PEO ($)	Average Non- PEO NEOs ($)	PEO ($)	Average Non- PEO NEOs ($)	PEO Kissner ($)	PEO Napack ($)	Average Non- PEO NEOs ($)	PEO ($)	Average Non- PEO NEOs ($)	PEO ($)	Average Non- PEO NEOs ($)

Summary Compensation Table Total (All data in $000s)	6,589.2	1,906.3	5,548.3	2,150.5	3,357.7	4,495.6	2,551.0	4,376.6	1,597.7	4,948.2	2,726.6
Less Stock Award Value & Option Award Value Reported in SCT for the Covered Year	4,237.9	900.8	3,171.3	1,172.4	1,821.8	2,113.2	1,392.3	2,688.5	755.9	2,271.4	1,138.0
Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Covered Year	3,430.8	752.0	2,670.0	623.5	2,104.0	1,345.7	1,671.5	1,340.6	376.9	1,608.3	745.5
Plus Year over Year Change in Fair Value as of the Last Day of the Covered Year from Last Day of the Prior Year of Outstanding and Unvested Equity Awards Granted in Prior Years	(341.8)	(75.0)	333.1	158.5	—	(10.2)	(1.3)	(1,168.8)	(347.2)	(656.5)	(135.2)
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	383.7	84.1	296.7	55.5	188.1	—	109.8	296.9	83.5	316.5	182.1
Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Covered Year	(41.7)	(20.7)	46.6	55.1	(59.6)	(253.5)	(56.3)	(364.6)	(96.9)	(55.8)	9.9
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	—	—	—	392.1	—	1,981.7	—	—	—	—	111.1
Compensation Actually Paid	5,782.3	1,745.9	5,723.3	1,478.6	3,768.4	1,482.8	2,882.3	1,792.2	858.2	3,889.3	2,279.7
6.TSR provides an indicator of the cumulative total return to shareholders of the Company’s Class A Common Stock as compared with the cumulative total return on the Dow Jones Publishing Index used in the 10-K performance graph pursuant to Item 201(e)
of Regulation S-K, for the period from April 30, 2021 to April 30, 2026.  Cumulative total return assumes $100 invested on April
30, 2021, and reinvestment of dividends throughout the period.
7.Our Company-selected measure is Adjusted Revenue, included as a financial measure in both our annual incentive plan and our long-term incentive plan.  Revenue is adjusted to exclude the effects of foreign exchange and contributions from acquisitions made during the year (if any) in accordance with the adjustment mechanics approved at the beginning of the performance period.  For fiscal years 2024 and 2025, Adjusted Revenue excludes businesses held for sale or sold during the fiscal year.

FY26 PROXY STATEMENT	77
Relationship between CAP and TSR
The graph below illustrates the relationship between our TSR and the Dow Jones Publishing Index TSR, as well as the relationship between CAP and our TSR for the PEO and the average of the non-PEO NEOs for the applicable reporting year.
Relationship between CAP and GAAP Net Income
The graph below illustrates the relationship between CAP and Net Income for the PEO and the average of the non-PEO NEOs for the applicable reporting year.

78	FY26 PROXY STATEMENT
Relationship between CAP and Adjusted Revenue
The graph below illustrates the relationship between CAP and Adjusted Revenue for the PEO and the average of the non-PEO NEOs  for the applicable reporting year.
Performance Measures Used to Link Company Performance and CAP.
The following is a list of performance measures, which in our assessment represent the most important performance measures used by the Company to link compensation actually paid to the named executive officers for fiscal year 2026. Each measure below is used for purposes of determining payouts under either our annual incentive plan or vesting of our performance share units. Please see the CD&A for a further description of these measures and how they are used in the Company’s executive compensation program.
•Adjusted Revenue
•Adjusted Operating Income
•Adjusted EBITDA
•Adjusted EBITDA Margin %
•Free Cash Flow

FY26 PROXY STATEMENT	79

Ownership of Common Stock

The following tables show the number of shares of the Company's Class A and Class B Stock beneficially owned by the current directors, NEOs, and persons and entities beneficially owned, or who might be deemed to own, 5% or more of its outstanding shares of Class A Common Stock or Class B Common
Stock, as noted. The percentage of ownership is calculated based on 42,005,091 outstanding shares of
Class A Stock and 8,758,499 outstanding shares of Class B Stock on July 31, 2026. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described on page 9.
Stock Ownership of Officers and Directors

Named Executive Officers and Directors	Title of Class	Shares Beneficially Owned[1,2] (#)	Shares and Share Equivalents Under Deferred Plan[1,3] (#)	Percent of Class (%)	Percent of Voting Power[4] (%)

Craig M. Albright[5]	A	1,473	—	*	*
	B	—	—	—	—
Katya D. Andresen	A	—	4,211	—	—
	B	—	—	—	—
Mari J. Baker	A	—	42,684	—	—
	B	—	—	—	—
Christopher F. Caridi[5]	A	10,494	—	*	*
	B	—	—	—	—
David C. Dobson	A	—	31,619	*	—
	B	—	—	—	—
James J. Flynn II6,9,10	A	—	—	—	—
	B	—	—	—	—
Brian O. Hemphill	A	—	14,395	—	—
	B	—	—	—	—
Matthew S. Kissner[5,7,9]	A	86,594	—	*	*
	B	—	—	—	—
Karen N. Madden	A	—	5,376	—	—
	B	—	—	—	—
Raymond W. McDaniel, Jr.	A	500	63,407	*	*
	B	—	—	—	—

80	FY26 PROXY STATEMENT

Named Executive Officers and Directors	Title of Class	Shares Beneficially Owned[1,2] (#)	Shares and Share Equivalents Under Deferred Plan[1,3] (#)	Percent of Class (%)	Percent of Voting Power[4] (%)

Danielle McMahan[5,9]	A	57,913	—	*	*
	B	—	—	—	—
Deirdre P. Silver[5,9]	A	48,228	—	*	*
	B	—	—	—	—
Inder M. Singh	A	—	15,615	—	—
	B	—	—	—	—
William J. Pesce[8]	A	91,384	—	*	*
	B	—	—	—	—
Andrew Weber[5,9]	A	25,712	—	*	*
	B	—	—	—	—
Jesse C. Wiley[10]	A	462,338	—	1.10%	*
	B	8,150,101	—	93.05%	62.89%
All current directors and executive officers as a group (17 persons)[11]	A	795,188	177,307	1.89%	*
	B	8,150,201	—	93.05%	62.89%
*Less than 1%
1.This table is based on the information provided by the individual directors and executive officers as of the record date, July 31,
2026, or as otherwise noted. In the table, percent of class was calculated on the basis of the number of shares beneficially owned as determined in accordance with Exchange Act Rule 13d-3, divided by the total number of shares issued and outstanding.
2.Includes the total amount of shares beneficially owned, including any shares directly or indirectly owned.
3.This amount represents the number of share equivalents of Class A Stock credited to the participating director’s account pursuant to the Director Deferred Compensation Plan as described on page 40. Deferred share units are issued under the
Deferred Plan upon the participating Director’s retirement and pursuant to the distribution election made by the director.
4.Represents the percent of total voting power of Class A Common Stock and Class B Common Stock. Each share of Class A
Common Stock is entitled to one-tenth (1/10) of one vote and each share of Class B Common Stock is entitled to one vote. The percent of total voting power represents the voting power on all matters other than the election of directors, as described on page 9.
5.The amounts reported exclude restricted stock units granted under the 2022 Omnibus Stock Plan and Long-Term Incentive Plan
that are subject to vesting conditions. Restricted stock units do not carry voting or investment rights and may not be sold. Mr.
Albright - 37,015; Mr. Caridi - 9,592; Mr. Kissner - 142,691; Ms. McMahan - 31,252; Ms. Silver - 27,348; Mr. Weber - 30,684.
6.The information provided in this table for Mr. Flynn is based on the Company’s available records as of July 31, 2026. Mr. Flynn departed the Company May 11, 2026.
7.Mr. Kissner’s shares are held directly through a revocable trust. The total amount of shares beneficially owned by Mr. Kissner includes 16,550 shares held by an IRA in which he has sole voting and investment power, and 3,161 shares held solely by Mr.
Kissner's spouse through a revocable trust.
8.Mr. Pesce's shares beneficially owned includes 3,275 restricted shares that will vest the day prior to the Annual Meeting on
September 24, 2026.
9.Includes shares of Class A Common Stock Underlying Stock Options that are presently exercisable or exercisable within 60 days of July 31, 2026: Mr. Flynn - 20,000; Mr. Kissner - 12,000; Ms. McMahan - 32,000; Ms. Silver - 32,000; and Mr. Weber - 12,000.
10.Of Mr. Wiley's 8,150,101 shares of Class B Common Stock, 24,565 Class B shares are held directly with sole voting and investment power. The remaining 8,125,536 shares are held through E.P. Hamilton Trusts, LLC, over which Mr. Wiley shares voting and investment power with other Wiley family members. See footnotes 2, 3, 7 and 10 to the "Stock Ownership of Certain
Beneficial Owners" table below for information regarding Mr. Wiley's beneficial ownership as a manager of E.P. Hamilton Trusts,
LLC.
11.Includes 338,307 Class A Common restricted shares over which officers of the Company have voting power but do not have investment power and 100 Class B Common shares owned over which the individuals have voting and investment power. The group total also includes 462,338 shares of Class A Common Stock and 8,125,536 shares of Class B Common Stock held through E.P. Hamilton Trusts, LLC over which Mr. Wiley shares voting and investment power with other Wiley family members.
See footnote 10 above and the "Stock Ownership of Certain Beneficial Owners" table below.

FY26 PROXY STATEMENT	81
Stock Ownership of Certain Beneficial Owners
As of July 31, 2026, to the Company's knowledge, the below persons and entities beneficially owned, or who might be deemed to own, 5% or more of its outstanding shares of Class A Stock or Class B Stock. The following table sets forth the beneficial ownership based upon information provided by such persons or entities as indicated in the footnotes.

Name	Title of Class	Amount And Nature of Beneficial Ownership	Percent of Class (%)	Percentage of Voting Power[1] (%)

E.P. Hamilton Trusts, LLC[2,10]	A	462,338	1.10%	*
	B	8,125,536	92.77%	62.70%
Celia Wiley[2,3,4,10]	A	462,338	1.10%	*
	B	8,150,599	93.06%	62.90%
Deborah E. Wiley[2,3,5,10,11,12,13]	A	2,679,185	6.38%	2.07%
	B	8,193,815	93.55%	63.23%
Elizabeth Wiley[2,3,6,10]	A	462,338	1.10%	*
	B	8,128,336	92.80%	62.72%
Jesse C. Wiley[2,3,7,10]	A	462,338	1.10%	*
	B	8,150,101	93.05%	62.89%
Peter B. Wiley[2,3,5,8,10,11,12,13]	A	2,727,929	6.49%	2.11%
	B	8,168,658	93.27%	63.03%
W. Bradford Wiley II2,3,9,10,11,12,13	A	2,412,703	5.74%	1.86%
	B	8,162,256	93.19%	62.99%
BlackRock, Inc.[14] 50 Hudson Yards New York, NY 10001	A	6,162,370	14.67%	4.76%
	B	—	—	—
Neuberger Berman Group LLC[15] 1290 Avenue of the Americas New York, NY 10104	A	3,017,098	7.18%	2.33%
	B	—	—	—
Vanguard Portfolio Management LLC[16] 100 Vanguard Blvd. Malvern, PA 19355	A	2,580,028	6.14%	1.99%
	B	—	—	—
Schroder Investment Mgmt Group[17] 1 London Wall Place London, England, EC2Y 5AU	A	2,382,703	5.67%	1.84%
	B	—	—	—
State Street Corporation[18] 1 Congress Street, Suite 1 Boston, MA 02114	A	2,175,966	5.18%	1.68%
	B	—	—	—
1.Reflects the percent of total voting power of Class A Common Stock and Class B Common Stock. Each share of Class A Common Stock is entitled to one-tenth (1/10) of one vote and each share of Class B Common Stock is entitled to one vote. The percent of voting power represents the voting power on all matters other than the election of directors, as described on page 9.

82	FY26 PROXY STATEMENT
2.Share information is based on information contained in a Schedule 13D filed with the SEC on May 13, 2025, by the following reporting persons (collectively, the "Reporting Persons"): (i) E.P. Hamilton Trusts LLC, a Delaware limited liability company ("EPH LLC"), (ii) Celia
Wiley, (iii) Deborah E. Wiley, (iv) Elizabeth Wiley, (v) Jesse C. Wiley, (vi) Peter B. Wiley, and (vii) W. Bradford Wiley II, all individual citizens of the United States. The Reporting Persons disclaim beneficial ownership of these securities except to the extent of their pecuniary interest therein. The filing states that, to the best of the holders' knowledge, the shares were acquired in the ordinary course of business and were not acquired for the purpose of or with the effect of changing or influencing the control of the Company. The following footnotes describe the ownership structure among the Wiley Family members and their affiliated entities.
3.Includes shares of Class A Common Stock and Class B Common Stock over which the Wiley Family (Celia Wiley, Deborah E. Wiley,
Elizabeth Wiley, Jesse C. Wiley, Peter B. Wiley, and W. Bradford Wiley II) share voting and investment powers. Such shares are therefore included in the amounts listed in this table for each member of the Wiley Family, resulting in substantial duplications in the number of shares and percentages shown. By virtue of certain Wiley Family members being members of EPH LLC, members of WG6 LLC, a
Delaware limited liability and investment company, general partners of W. Bradford Wiley & Associates, L.P. ("WBW LP"), and co-trustees of the Trust of Esther B. Wiley, they could be deemed to comprise a "group" within the meaning of SEC regulations. The Reporting
Persons collectively beneficially own, or may be deemed to beneficially own, an aggregate of (i) 3,780,505 shares of Class A Common
Stock (9% of outstanding Class A Common Stock and 2.92% of combined voting power) and (ii) 8,252,645 shares of Class B Common
Stock (94.22% of outstanding Class B Common Stock and 63.68% of combined voting power). Including individual holdings, the
Reporting Persons own, or may be deemed to own, stock representing 66.60% of the combined voting power.
4.In addition to the amounts described in footnotes 2 and 3, Celia Wiley's holdings include 25,063 shares of Class B Common Stock held directly with sole voting and dispositive powers.
5.In addition to the amounts described in footnotes 2 and 3, Deborah E. Wiley's holdings include 659,529 shares of Class A Common Stock and 31,559 shares of Class B Common Stock held through IRA or trust vehicles with sole voting and dispositive power.
6.In addition to the amounts described in footnotes 2 and 3, Elizabeth Wiley's holdings include 2,800 shares of Class B Common Stock held directly with sole voting and dispositive powers.
7.In addition to the amounts described in footnotes 2 and 3, Jesse C. Wiley's holdings include 24,565 shares of Class B Common Stock held directly with sole voting and dispositive powers.
8.In addition to the amounts described in footnotes 2 and 3, Peter B. Wiley's holdings include 708,273 shares of Class A Common Stock and 6,402 shares of Class B Common Stock held through trusts controlled by Peter B. Wiley.
9.In addition to the amounts described in footnotes 2 and 3, W. Bradford Wiley II's holdings include 393,047 shares of Class A Common
Stock held directly with sole voting and dispositive powers.
10.Celia Wiley, Deborah E. Wiley, Elizabeth Wiley, Jesse Wiley, Peter B. Wiley and W. Bradford Wiley II, each acting as members of the EPH
LLC established for the purpose of investing in, owning and managing securities of John Wiley & Sons, Inc., share beneficial ownership.
EPH LLC has sole voting and dispositive power with respect to 462,338 shares of Class A Common Stock and 8,125,536 shares of Class
B Common Stock, and shared voting and dispositive power with respect to 0 shares.
11.As co-trustees of the Trust of Esther B. Wiley, Deborah E. Wiley, Peter B. Wiley, and W. Bradford Wiley II share voting and investment power over 55,673 shares of Class A Common Stock and 36,720 shares of Class B Common Stock.
12.Includes shares beneficially owned by Deborah E. Wiley, Peter B. Wiley and W. Bradford Wiley II, as members of WG6 LLC. WG6 LLC had sole voting and dispositive power with respect to 1,200,000 shares of Class A Common Stock, and shared voting and dispositive power with respect to 0 shares.
13.Includes shares beneficially owned by Deborah E. Wiley, Peter B. Wiley and W. Bradford Wiley II, as general partners of WBW LP. WBW
LP had sole voting and dispositive power with respect to 301,645 shares of Class A Common Stock, and shared voting and dispositive power with respect to 0 shares.
14.Information regarding BlackRock, Inc.'s shareholding is based on its most recent Form 13F-HR filed with the SEC on May 13, 2026, reporting holdings as of March 31, 2026. According to the Form 13F-HR, BlackRock, Inc. had sole voting authority with respect to 6,075,765 shares, shared voting authority with respect to 0 shares, and no voting authority with respect to 86,605 shares. This Form 13F-HR was filed by
BlackRock, Inc. and reflects holdings of BlackRock, Inc. and its investment management affiliates.
15.Information regarding Neuberger Berman Group LLC's shareholding is based on its most recent Form 13F-HR filed with the SEC on May
14, 2026, reporting holdings as of March 31, 2026. According to the Form 13F-HR, Neuberger Berman Group LLC had sole voting authority with respect to 2,846,621 shares, shared voting authority with respect to 0 shares, and no voting authority with respect to
170,477 shares. The Form 13F-HR was filed by Neuberger Berman Group LLC and reflects holdings of Neuberger Berman Group LLC and its investment management affiliates.
16.Share information regarding Vanguard Portfolio Management LLC is based on its most recent Form 13G filed with the SEC on April 29,
2026, reporting holdings as of March 31, 2026. According to the Schedule 13G, Vanguard Portfolio Management LLC had sole voting power with respect to 78,049 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 2,580,028 shares, and shared dispositive power with respect to 0 shares. The filing states that, to the best of the holder's knowledge, the shares were acquired in the ordinary course of such holder's business and were not acquired for the purpose of or with the effect of changing or influencing the control of the Company.
17.Share information for Schroder Investment Management Group is as of March 31, 2026, and is based solely on information contained in a
Schedule 13G filed by Schroder Investment Management Group with the SEC on May 14, 2026. According to the Schedule 13G, Schroder
Investment Management Group had sole voting power with respect to 468,884 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 468,884 shares, and shared dispositive power with respect to 0 shares. This Schedule was filed by Schroder Investment Management Group on behalf of themselves and their affiliates: Schroder Investment Management Limited,
Schroder Investment Management North America Inc., and Schroder Investment Management (Europe) S.A. The filing states that, to the best of the holders' knowledge, the shares were acquired in the ordinary course of business and were not acquired for the purpose of or with the effect of changing or influencing the control of the Company.
18.Share information for State Street Corporation is as of March 31, 2026, and is based solely on information contained in a Schedule 13G filed by State Street Corporation with the SEC on May 12, 2026. According to the Schedule 13G, State Street Corporation had shared voting power over 1,951,357 shares and shared dispositive power over 2,175,966 shares of Class A Common Stock. State Street
Corporation has sole voting power and sole dispositive power over none of these shares. The Schedule 13G was filed by State Street
Corporation on behalf of itself and certain of its investment management subsidiaries, including SSGA Funds Management, Inc. and State
Street Global Advisors Trust Company. The filing states that, to the best of the holders' knowledge, the shares were acquired in the ordinary course of business and were not acquired for the purpose of or with the effect of changing or influencing the control of the
Company.

FY26 PROXY STATEMENT	83
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our Class A and Class B Stock, the Company's registered classes of equity securities, to file with the SEC reports of ownership and changes in ownership of our equity securities. Based upon review of such reports and related information, we believe all filing requirements were complied with in a timely manner during Fiscal Year 2026, except for, due to a processing delay by the SEC in providing the necessary filing credentials, (i) Ms. Andresen’s Forms 3 and 4 reports filed on July
9, 2025, reporting her initial beneficial ownership and disclosing the pro-rated annual equity award, respectively, and (ii) Mr. Albright’s Forms 3 and 4 reports filed on July 16, 2025, reporting his initial beneficial ownership and disclosing his restricted stock award.

84	FY26 PROXY STATEMENT

Information About the Annual Meeting

Voting Procedures
Who may vote at the Annual Meeting?
Only shareholders of record at the close of business on July 31, 2026, are entitled to vote at the Annual
Meeting on the matters that come before the Annual Meeting.
The holders of Class A Stock, voting as a class, are entitled to elect three (3) directors, and the holders of
Class B Stock, voting as a class, are entitled to elect six (6) directors. Each outstanding share of Class A
Stock and Class B Stock is entitled to one vote for each Class A or Class B director, respectively. For all other matters, each share of Class A Common Stock is entitled to one-tenth (1/10) of one vote and each share of Class B Common Stock is entitled to one vote.
How do I vote?
Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote your shares without attending the Annual Meeting. Shareholders of record can vote, and save the
Company expense, by using the Internet or by calling the toll-free telephone number printed on the proxy card. Voting instructions (including instructions for both telephonic and Internet voting) are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders participating or voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.
If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from such record holder. The availability of Internet and telephone voting will depend on their voting procedures. If you do vote by Internet or telephone, it will not be necessary to return your proxy card. If you do not choose to vote using these two, you may return your proxy card, properly signed, and the shares will be voted in accordance with your directions. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If no choices are specified, the shares represented by that proxy card will be voted as recommended by the Board. If a shareholder does not return a signed proxy card, vote by the Internet, by telephone or attend the Annual Meeting and vote in person or via the Internet, his or her shares will not be voted.

Internet Locate the 16-digit control number included in your proxy card, voting instruction form or notice in order to access the website indicated.	Scan Your proxy card, voting instruction form or notice may also include a QR code for voting by your mobile phone.
Phone
You may submit your proxy
by touch-tone telephone by
dialing the number indicated
on your proxy card or voting
instruction form. You will need
the 16-digit control number
shown on your proxy card or
voting instruction form.
Mail Mark, sign and date your proxy card or voting instruction form and return it in the postage-paid envelope provided.

FY26 PROXY STATEMENT	85
What happens if I do not give specific voting instructions when I deliver my proxy?
Shares represented by properly executed proxies, received by us or voted by telephone or via the
Internet, which are not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Subject to the broker non-vote rules set forth below, if instructions are not given, proxies will be voted for the election of each nominee, for the approval of our executive officer compensation and for the ratification of our independent auditors.
What constitutes a quorum in order to hold and transact business at the Annual
Meeting?
The presence in person or by proxy of a majority of the outstanding shares of Class A Stock or Class B
Stock entitled to vote for directors designated as Class A or Class B directors, as the case may be, will constitute a quorum for the purpose of voting to elect that class of directors. The presence in person or by proxy of a majority of all outstanding Class A and Class B shares will constitute quorum for the transactions of other shareholder proposals not required to be voted on separately by class. The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” or, in the case of election of directors, “withheld,” or any "broker non-votes," will be included in the number of shares present during the Annual Meeting to determine whether a quorum is present.
What is the voting requirement to approve each of the proposals and how will abstentions and broker non-votes be treated?
For Proposal 1, all elections shall be determined by a plurality of the shares of Class A Stock or Class B
Stock entitled to vote thereon for directors designated as Class A or Class B directors, as the case may
be. This means that the three Class A and six Class B nominees receiving the highest number of affirmative “FOR” votes will be elected as directors of the Company. Only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee (broker non-votes), or shares marked as “withheld”
for such nominee will not be counted toward such nominee’s achievement of a plurality. Proposals 2 and 3 require approval by a majority of votes of the shares of Class A Stock and Class B Stock, voting together, cast at the Annual Meeting. Abstentions and broker non-votes, as applicable, are not counted in determining the votes cast, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matters by reducing the total number of shares from which the majority is calculated.
A “broker non-vote” occurs when your broker submits a proxy for the meeting but does not vote on non-
discretionary matters because you did not provide voting instructions on those matters (this applies to matters other than ratification of our auditors).
If you are a beneficial shareholder and your broker holds your shares in its name, the broker is permitted to vote your shares on Proposal 2 even if the broker does not receive voting instructions from you as the proposal is considered a “routine matter.”
Can I revoke my proxy or change my vote after I have voted?
Any shareholder giving a proxy (including one given by the Internet or telephone) has the right to revoke it at any time before it is exercised by giving notice in writing to the Corporate Secretary, by delivering a duly executed proxy bearing a later date to the Secretary (or by subsequently completing a telephonic or Internet proxy) prior to the Annual Meeting of Shareholders, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

86	FY26 PROXY STATEMENT
Who will count the votes?
We have retained Broadridge Financial Solutions, Inc. as the inspectors of election to tabulate the votes and certify the vote results.
Where can I find the voting results of the Annual Meeting?
We expect to announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC within the time period prescribed by SEC rules.
How are proxies solicited and what is the cost?
Since many of our shareholders are unable to attend the Annual Meeting, the Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.
The Company will bear the costs of soliciting proxies. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and other colleagues of the Company may also solicit proxies personally or by mail, telephone or facsimile, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of common stock in their names will be reimbursed for their reasonable out-of-pocket expenses in forwarding proxy material to their principals.
Attending the Annual Meeting
Who can attend the Annual Meeting?
Shareholders of record as of the record date, July 31, 2026, will be able to attend and participate in the online meeting.
How can I listen to, attend, vote, and participate at the Annual Meeting?
We are holding our Annual Meeting in a virtual-only format. At the virtual Annual Meeting, shareholders will be able to listen to the meeting live and vote. Shareholders will be afforded the same rights and opportunities to participate as they would if they attended in-person. To be admitted to the Annual
Meeting at www.virtualshareholdermeeting.com/WLY2026, you will need to have your 16-digit proxy number to attend the Annual Meeting, which can be found on your proxy card. Although you may vote online during the virtual Annual Meeting, we encourage you to vote in advance via the Internet, by telephone or by mail as outlined in the Notice of Internet Availability of Proxy Materials or on your proxy card to ensure that your shares are represented and voted.
Shareholders will be able to ask questions through the virtual meeting website either before or during the meeting.
Questions may be submitted during the virtual Annual Meeting through
www.virtualshareholdermeeting.com/WLY2026. The Company will answer appropriate questions during the virtual Annual Meeting.

FY26 PROXY STATEMENT	87
2026 Proxy Materials
Why am I receiving these proxy materials?
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of John
Wiley & Sons, Inc. of proxies to be used at the Annual Meeting to be held on September 24, 2026, at the time and place set forth in the accompanying Notice of Meeting and at any and all adjournments thereof.
This Proxy Statement and accompanying forms of proxy relating to each class of Common Stock are first being sent or given to shareholders on or around August 13, 2026.
Why did I receive a Notice of Internet Availability in the mail instead of printed proxy materials?
This year we are again using the “Notice and Access” system adopted by the SEC relating to the delivery of proxy materials over the Internet. As a result, we mailed you a notice about the Internet availability of the proxy materials instead of paper copies. Shareholders will have the ability to access the proxy materials over the Internet. We believe that the Notice and Access rules will allow us to use Internet technology that many shareholders prefer, assure more prompt delivery of the proxy materials, lower our cost of printing and delivering the proxy materials, and minimize the environmental impact of printing paper copies.
How can I get electronic access to the proxy materials?
The Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com.
Shareholders may request a paper copy of the materials by mail, by e-mail or by telephone. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the
Notice of Meeting.
Will I get more than one copy of the Notice of Internet Availability or proxy materials if multiple shareholders share my address?
Only one copy of the Notice of Internet Availability or proxy materials, as applicable, is being delivered to multiple shareholders sharing an address unless one or more of the shareholders at that address have notified the Company of their desire to receive multiple copies. The Company will promptly deliver, upon oral or written request, a separate copy of the Notice of Internet Availability or proxy materials, as applicable, to any shareholder residing at a shared address to which only one copy was delivered.
Requests for additional copies of these materials for the current year or future years should be directed to the Corporate Secretary at John Wiley & Sons, Inc., 111 River Street, Hoboken, NJ 07030. Alternatively,
additional copies may be requested via Internet at www.proxyvote.com, or by calling the phone number located on your proxy card or voting instruction form. Shareholders of record residing at the same address and currently receiving multiple copies of the Notice of Internet Availability or proxy materials, as applicable, may contact the Company’s Corporate Secretary to request that only a single copy be delivered in the future.

88	FY26 PROXY STATEMENT

Other Matters

The Board of Directors knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.
Shareholder Proposals and Director Nominations for
the 2027 Annual Meeting
If a shareholder intends to present a proposal for action at the 2027 Annual Meeting and wishes to have such proposal considered for inclusion in our proxy materials in reliance on SEC Rule 14a-8, the proposal must be submitted in writing and received by the Secretary of the Company no later than 11:59 p.m. EDT on April 15, 2027. Such proposal must also meet the other requirements of the rules of the SEC relating to shareholder proposals.
If a shareholder submits a proposal outside of Rule 14a-8 for the 2027 Annual Meeting and the proposal fails to comply with the advance notice procedure prescribed by our By-Laws, then the Company’s proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Company’s
Board to vote on the proposal.
Our By-Laws establish an advance notice procedure with regard to certain matters, including shareholder proposals and nominations of individuals for election to the Board. In general, written notice of a shareholder proposal or a director nomination for an annual meeting must be received by the Secretary of the Company no earlier than April 27, 2027, and no later than 11:59 p.m. EDT on May 27, 2027, and must contain specified information and conform to certain requirements, as set forth in greater detail in the By-
Laws. If the Company’s presiding officer at any shareholders’ meeting determines that a shareholder proposal or director nomination was not made in accordance with the By-Laws, the Company may disregard such proposal or nomination. Shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our By-
Laws must comply with the additional requirements of Rule 14a-19(b).
Proposals and nominations should be addressed to Corporate Secretary, John Wiley & Sons, Inc., 111 River
Street, Hoboken, New Jersey 07030-5774.
The Company has not received notice from any shareholder of its intention to bring a matter before the
2026 Annual Meeting. At the date of this Proxy Statement, the Board of Directors does not know of any other matter to come before the meeting other than the matters set forth in the Notice of Meeting.
However, if any other matter, not now known, properly comes before the meeting, the persons named on the enclosed proxy will vote said proxy in accordance with their best judgment on such matter. Shares represented by any proxy will be voted with respect to the proposals outlined above in accordance with the choices specified therein or in favor of any proposal as to which no choice is specified.
SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of  information up until 11:59 P.M. Eastern Daylight Savings Time on Wednesday, September 23, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/WLY2026 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available on your proxy card and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Savings Time on Wednesday, September 23, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote
Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ADDRESS CHANGE/COMMENTS For comments and/or address changes, please send via email to: corpsec@wiley.com TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. JOHN WILEY & SONS, INC. For All Withhold All For All Except  To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends a vote "FOR" all nominees in Proposal 1, and "FOR" proposals 2 and 3. 1. The election as directors of all nominees listed below, except as marked to the contrary. Nominees: 01) Katya D. Andresen 02) David C. Dobson 03) Karen N. Madden 2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending April 30, 2027. 3. Approve, on an advisory basis, the compensation of our named executive officers. For Against Abstain PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD.
When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder  should sign. Please sign exactly as your name(s) appear(s) hereon. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date YOUR VOTE IS IMPORTANT! PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS CLASS A Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. PROXY/VOTING INSTRUCTION CARD JOHN WILEY & SONS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The Board has appointed Deirdre Silver, Craig Albright and Jesse Wiley as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the signee is entitled to vote at the Annual
Meeting of Shareholders of John Wiley & Sons, Inc. to be held on September 24, 2026, at 8:00 A.M., Eastern Daylight Saving Time, and any postponements or adjournments thereof. The proxies are directed to vote as specified, and in their discretion on all other matters which may come before the Meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" all nominees in Proposal 1, and "FOR" proposals 2 and 3. (Continued, and to be marked, dated and signed, on the other side) 01) Brian O. Hemphill 02) Matthew S. Kissner 03) Raymond W. McDaniel, Jr. 05) William J. Pesce 05) Inder M. Singh 06) Jesse C. Wiley Date 2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending April 30, 2027. 3. Approve, on an advisory basis, the compensation of our named executive officers. For Against Abstain PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE. PLEASE SIGN EXACTLY AS YOUR NAME(S)
APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder  should sign. Please sign exactly as your name(s) appear(s) hereon. YOUR VOTE IS IMPORTANT! PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS CLASS B Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. PROXY/VOTING INSTRUCTION CARD JOHN WILEY & SONS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The Board has appointed Deirdre Silver, Craig Albright, and Jesse Wiley as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class B Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. to be held on September 24, 2026, at 8:00 A.M., Eastern Daylight Saving Time, and any postponements or adjournments thereof. The proxies are directed to vote as specified, and in their discretion on all other matters which may come before the Meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" all nominees in Proposal 1, and "FOR" proposals 2 and 3. (Continued, and to be marked, dated and signed, on the other side)